PROSPECTUS:  FLEXIBLE PREMIUM VARIABLE ANNUITY
      Issued Through Banner Life Variable Annuity Account by
  Banner Life Insurance Company - 1701 Research Boulevard   Rockville,
                           Maryland 20850

  This Prospectus describes a Flexible Premium Variable Annuity (the "Policy") offered by Banner Life Insurance Company. The Policy is designed to aid in long-term financial planning and provides for the accumulation of capital by individuals on a tax-deferred basis for retirement or other long-term purposes.

  The Owner may allocate Premium Payments to one or more Sub-Accounts of the
  Banner Life Variable Annuity Account (the "Variable Account"), to the
  General
  Account which guarantees a minimum fixed return, or to a combination of these
  Accounts. The Variable Account currently has five different Sub-Accounts. Assets of each Sub-Account are invested in a corresponding Portfolio of a mutual fund, the Scudder Variable Life Investment Fund (the "Fund").
  The
  following five Portfolios of Class A shares currently are available under the
  Policies: a Money Market Portfolio; a Bond Portfolio; a Capital Growth Portfolio; a Balanced Portfolio; and an International Portfolio. The
  Fund is
  described in a separate prospectus that accompanies this Prospectus.

  The Account Value will vary in accordance with the investment performance of the Account and/or Sub-Accounts selected by the Owner. Therefore, the Owner bears the entire investment risk under this Policy for all amounts allocated to the Variable Account. Amounts allocated to the General Account are guaranteed by Banner Life Insurance Company ("Banner Life") and will earn a specified rate of interest declared periodically.

  The Policies provide for monthly annuity payments to be made by Banner Life for the life of the Annuitant or for some other period, beginning on the Maturity Date selected by the Owner. Both prior to and after the Maturity
  Date, the Owner can transfer amounts between the Accounts or Sub-Accounts (some restrictions may apply, especially on transfers out of the General Account). The Owner can also elect to surrender all or a portion of the Account Value in exchange for a cash withdrawal payment from Banner
  Life;
  however, withdrawals may be taxable,  and subject to a Contingent
  Deferred
  Sales Charge and a tax penalty. Partial surrenders from the General Account may also be subject to restrictions regarding time and amount.


  This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this
  Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing Banner Life at the address provided above or by calling (800) 638-3350. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.


  This Prospectus and the Statement of Additional Information generally describe only the Policies and the Variable Account, except when the General
  Account is specifically mentioned.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS
  FOR
  THE SCUDDER VARIABLE LIFE INVESTMENT FUND.  THESE SECURITIES HAVE NOT
  BEEN
  APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR
  HAS THE
  COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN
  WHICH
  SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN
  CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS
  PROSPECTUS,
  AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST
  NOT BE
  RELIED UPON.

             The Date of This Prospectus is May 1, 1997.

                     TABLE OF CONTENTS
                                                               Page

  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .4

  SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

  FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 13

  HISTORICAL PERFORMANCE DATA. . . . . . . . . . . . . . . . . . 13
       Standardized Performance Data . . . . . . . . . . . . . . 13
       Non-Standardized Performance Data . . . . . . . . . . . . 14

  BANNER LIFE INSURANCE COMPANY. . . . . . . . . . . . . . . . . 14

  THE BANNER LIFE VARIABLE ANNUITY ACCOUNT . . . . . . . . . . . 15
       The Banner Life Variable Annuity Account. . . . . . . . . 15
       Scudder Variable Life Investment Fund . . . . . . . . . . 15
       The General Account . . . . . . . . . . . . . . . . . . . 18

  THE POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . 20
       Policy Application and Issuance of Policies . . . . . . . 20
       Premium Payments. . . . . . . . . . . . . . . . . . . . . 20
       Account Value . . . . . . . . . . . . . . . . . . . . . . 21
       Transfers . . . . . . . . . . . . . . . . . . . . . . . . 22
       Non-Participating Policy. . . . . . . . . . . . . . . . . 23

  DISTRIBUTIONS UNDER THE POLICY . . . . . . . . . . . . . . . . 23
       Tax Consequences. . . . . . . . . . . . . . . . . . . . . 23
       Surrenders. . . . . . . . . . . . . . . . . . . . . . . . 23
       Annuity Payments. . . . . . . . . . . . . . . . . . . . . 24
       Annuity Payment Plans . . . . . . . . . . . . . . . . . . 24
       Death Benefit . . . . . . . . . . . . . . . . . . . . . . 27
       Restrictions Under the Texas Optional Retirement Program. 28
       Restrictions Under Section 403(b) Plans . . . . . . . .   28

  CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . 28
       Contingent Deferred Sales Charge. . . . . . . . . . . . . 28
       Mortality and Expense Risk Charge . . . . . . . . . . . . 29
       Administrative Charges. . . . . . . . . . . . . . . . . . 30
       Premium Taxes . . . . . . . . . . . . . . . . . . . . . . 30
       Federal, State and Local Taxes. . . . . . . . . . . . . . 30
       Transfer Charge . . . . . . . . . . . . . . . . . . . . . 31
       Other Expenses Including Investment Advisory Fees . . . . 31

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES. . . . . . . . . . . . 31
       Taxation of Annuities . . . . . . . . . . . . . . . . . . 32
       Qualified Plans . . . . . . . . . . . . . . . . . . . . . 35
       General . . . . . . . . . . . . . . . . . . . . . . . . . 36

  DISTRIBUTOR OF THE POLICIES. . . . . . . . . . . . . . . . . . 37

  VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . 37

  LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . 38

  STATEMENT OF ADDITIONAL INFORMATION. . . . . . . . . . . . . . 39

                             DEFINITIONS

  Account Value -- The sum of the Variable Account Value and the General Account Value.

  Accumulation Unit -- An accounting unit of measure used in calculating the
  Variable Account Value.

  Administrative Office -- The Administrative Office of Banner Life
  Insurance
  Company is located at 1701 Research Boulevard, Rockville, Maryland
  20850.

  Annuitant -- The person entitled to receive Annuity Payments after the Maturity Date and during whose life any Annuity Payments involving life contingencies will continue.

  Annuity Payment Plan -- A method of receiving a stream of Annuity
  Payments.

  Annuity Unit -- An accounting unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity Payment.

  Annuity Value -- The Policy's value after the Maturity Date.

  Banner Life Variable Annuity Account -- A separate account established by
  Banner Life and registered as a unit investment trust under the Investment
  Company Act of 1940 to which Premium Payments under the Policies may be allocated and which invests in the Scudder Variable Life Investment Fund.
  The separate account meets the definition of a separate account under federal securities laws.

  Beneficiary -- The person, designated in the application, who has the right to the death benefit set forth in the Policy.

  Cash Surrender Value -- The Account Value less the Contingent Deferred
  Sales
  Charge, if any, and a pro rata portion of the Administrative Charge.

  Code -- The Internal Revenue Code of 1986, as amended.

  Due Proof of Death -- A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Banner Life will constitute Due Proof of Death.

  Fixed Annuity Payments -- Payments made pursuant to an Annuity Payment Plan which do not fluctuate in amount.

  Fund -- The Scudder Variable Life Investment Fund, a diversified, open-end management company in which the Variable Account invests.

  General Account -- All of the assets of Banner Life that are not in separate accounts.

  Maturity Date -- The date upon which the Account Value is applied to provide an Annuity Payment Plan. The Maturity Date is elected by the
  Policyowner and
  is shown in the Policy Schedule. Annuity years and anniversaries are measured from this date.

  Nonqualified Policy -- A Policy other than a Qualified Policy.

  Policy -- One of the flexible premium variable annuity policies offered by this Prospectus.

  Policy Date -- The date the Policy becomes a binding legal contract, as shown on the Policy Schedule Page. Policy years and anniversaries are measured from the Policy Date.

  Policyowner or Owner -- The person who may exercise all rights and privileges under the Policy. The Policyowner during the lifetime of the Annuitant and prior to the Maturity Date is the person designated as the Policyowner in the application; the Policyowner on and after the Maturity Date is the Annuitant.

  Premium Payment -- An amount paid to Banner Life by the Policyowner or on the
  Policyowner's behalf as consideration for the benefits provided by the Policy.

  Qualified Policy -- A policy that is issued in connection with plans that
  qualify for special federal income tax treatment under section 401, 403,
  408
  or 457 of the Internal Revenue Code of 1986, as amended. See "Certain Federal Income Tax Consequences."

  Sub-Account -- A division within the Variable Account which invests in a specified Portfolio of the Fund.

  Valuation Day -- Any day that the New York Stock Exchange is open for trading and Banner Life is open for business.

  Valuation Period -- The period of time from the end of one valuation day to the end of the next valuation day.

  Variable Annuity Payments -- Payments made pursuant to an Annuity
  Payment
  Plan which fluctuate as to dollar amount in relation to the investment performance of the specified Sub-Accounts within the Variable Account.

  Written Notice or Request -- Written notice in a form satisfactory to Banner
  Life, signed by the Policyowner, and received and recorded at the Administrative Office.

                              SUMMARY

  The Policy

  The Policy is a flexible premium variable annuity which can be purchased on a non-tax qualified basis ("Nonqualified Policy") or with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Premium Payments among the
  Variable and the General Accounts of Banner Life Insurance Company
  ("Banner
  Life").

  The Accounts

  The Variable Account. The Banner Life Variable Annuity Account is a separate account of Banner Life, which invests exclusively in shares of the Scudder
  Variable Life Investment Fund (the "Fund"), a mutual fund managed by
  Scudder,
  Stevens & Clark, Inc., which also provides investment advisory services for the Fund. The following five portfolios of Class A shares of the Fund are available under the policies: the Money Market Portfolio, the Bond
  Port-
  folio, the Capital Growth Portfolio, the Balanced Portfolio, and the International Portfolio. Each of the Sub-Accounts of the Variable
  Account
  invests solely in a corresponding Portfolio of the Fund.  Because
  Account
  Values may depend on the investment experience of the selected Sub-Accounts, the Owner bears the entire investment risk with respect to Premium
  Payments
  allocated to, and amounts transferred to, the Variable Account.  (See
  The
  Variable Account.)

  The General Account. The General Account guarantees safety of principal and a minimum 4% Guaranteed Interest Rate on Premium Payments allocated to, and amounts transferred to, the General Account. Banner Life may, in its sole discretion, declare a higher Current Interest Rate which is not guaranteed for any length of time. (See The General Account.)

  Premium Payments

  A Policy may be purchased with a minimum initial Premium of $1,000. An owner may make additional Premium Payments of at least $50 at any time before the
  Maturity Date.

  On the Policy Date, a state premium tax may be deducted, if applicable. The remaining initial Net Premium Payment is allocated among the Accounts and
  Sub-Accounts according to the Owner's instructions in the application. The initial premium allocation percentages may be changed by sending Written Notice to Banner Life's Administrative Office. Any allocation must be in whole numbers and at least 10%, and of course the sum of the percentages allocated to all of the accounts must equal 100%. Net Premiums and Account
  Value may not be allocated to more than five accounts among the General Account and the Sub-Accounts of the Variable Account. (See Premium Payments.)

  Transfers

  Prior to the Maturity Date, an owner can transfer some or all of the Account
  Value among the Sub-Accounts of the Variable Account or between one or more
  Sub-Accounts and the General
  Account, with certain limitations. Similarly, after the maturity date, the owner can transfer some or all of the Annuity Value among the Sub-Accounts of the Variable Account or between one or more Sub-Accounts and the General Account, within certain limitations.

  The amount transferred from the General Account or any Sub-Account of the
  Variable Account must be at least $500 or the value in that Account, if less.
  Transfers out of the General Account are restricted to one per Policy or Annuity Year, on the Policy or Annuity Anniversary, and the transfer request must be received at least 30 days prior to the Anniversary. The maximum amount that may be transferred out of the General Account is limited to the greater of 25% of the General Account value on the Anniversary and $500.

  Banner Life reserves the right to restrict the number of transfers out of a
  Sub-Account of the Variable Account in a Policy Year (both before and after the Maturity Date). Transfers may be subject to a service charge, which will be deducted from the amount transferred. (See Transfers.)

  Surrenders

  The Owner may elect to surrender all or a portion of the Cash Surrender
  Value
  ($500 minimum) in the Variable Account at any time prior to the Maturity Date. The Cash Surrender Value equals the Account Value less any applicable
  Contingent Deferred Sales Charge and a pro rata portion of the annual Administrative Charge (described below). The amount of a partial surrender may not exceed the Account Value on the date of partial surrender less $1,000. A surrender request must be made by Written Request, and a request for a partial surrender can specify the Accounts or Sub-Accounts from which the withdrawal is requested. There is currently no limit on the frequency or timing of withdrawals from the Variable Account. (Surrenders from the General Account are subject to the same restrictions as transfers described above). Surrenders may be taxable transactions, and in certain cases a penalty tax may apply. (See Certain Federal Income Tax Consequences.)

  Charges and Deductions

  Contingent Deferred Sales Charge. Banner Life does not deduct sales charges at the time of investment. Instead, a Contingent Deferred Sales Charge is imposed on certain full or partial withdrawals of Premium Payments in order to cover expenses relating to the sale of the Policies. However, once each
  Policy Year, up to 10% of total premiums paid can be withdrawn free of the surrender charge, and there is no surrender charge after the ninth Policy
  Year. Amounts withdrawn in the first nine Policy Years, after the first withdrawal in the current Policy Year, or in excess of 10% of the total Premiums paid, may be subject to a Contingent Deferred Sales Charge of up to
  7.5%. For a full surrender, the charge is a percentage of total premiums paid less prior partial surrenders. For a partial surrender, the charge is a percentage of the lesser of (a) the amount withdrawn, or (b) total premiums paid less prior partial surrenders. There is no sales charge on amounts withdrawn after the ninth Policy Year, regardless of how long such amounts have been invested in the Policy.

  Account Charges. Banner Life deducts a daily charge equal to a percentage of the net assets in the Variable Account for the mortality and expense risks assumed by Banner Life. The effective annual rate of this charge currently is 1.15% and it is guaranteed never to exceed 1.25% of the value of the Accounts' net assets. (See Mortality and Expense Risk Charge.)

  Policy Charges. There is also an Annual Administrative Charge each year for
  Policy maintenance and related administrative expenses. This charge currently is $30 per year. This charge may be increased in the future but it will never exceed $40 per year. (See Administrative Charge.)

  Taxes.  Banner Life may incur premium taxes relating to the Policies.
  Banner
  Life will deduct any premium taxes related to a particular Policy from the
  Premiums before allocating the Premiums to the Accounts.  (See Premium
  Taxes.)

  No charges are currently made against any of the Accounts for federal, state, or local income taxes. Should Banner Life determine that any such taxes may be imposed with respect to any of the Accounts, Banner Life may deduct such taxes from amounts held in the relevant Account. (See Federal, State and
  Local Taxes.)

  Transfer Fees. Currently, there is no charge for the first four transfers in a Policy Year. There is a charge of $15 for the fifth and subsequent transfers in a Policy Year. This fee may be increased in the future (and/or applied to all transfers), but it will never exceed $25.00.

  Charges Against the Fund. The value of the net assets of the Sub-Accounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Fund. (See Other Expenses Including Investment Advisory Fees.)

  Expense Data. The charges and deductions are summarized in the following tables.
  This tabular information regarding expenses assumes that the entire
  Account Value
  is in the Variable Account (1).


                                     Money                 Capital
  Policyowner Transaction Expenses   Market     Bond        Growth
  Balanced  International
    Sales Load On Purchase Payments    0         0           0          0
         0

    Maximum Contingent Deferred        7.5%      7.5%        7.5%
  7.5%       7.5%
    Sales Load (as a % of
    Premium Payment Surrendered)(2)

     Annual Administrative Fee                  $30 Per Policy
       (current)

     Transfer Fee (current)               First Four Per Year - $0
                                          After Four Per Year - $15

  Variable Account Annual Expenses
   (as a percentage of Account Value)
       (current)

     Mortality and Expense Risk Fees    1.15%      1.15%       1.15%
  1.15%       1.15%

  Scudder Variable Life Investment
  Fund Annual Expenses
  (as a percentage of average net assets)

     Management Investment
     Advisory Fees                      .370%      .475%       .475%
  .485%       .875%


     Other Expenses(3)                  .090%      .135%       .055%
  .125%       .175%

     Total Scudder Variable Life        .46%       .61%        .53%
  .60%        1.05%
      Investment Fund Annual Expenses

  (1) The Policy Owner Transaction Expenses apply to each Policy, regardless of how Account Value is allocated among the Variable Account and the General Account. The Variable Account Annual
  Expenses do not apply to the General Account (see Other Expenses Including Investment Advisory Fees).

  (2) The contingent deferred sales load is decreased based on the Policy Year in which the withdrawal is made. For issue ages 0-57, the load is 7.5% of premiums (minus partial surrenders) in the first five Policy Years and decreases by 1.5% each subsequent year to 0% in the tenth Policy Year and thereafter. For issue ages 58-80, the load is 7.5% of premiums (minus partial surrenders) in the first two Policy Years, 7.0% in third Policy Year and decreases by 1.0% each subsequent year to 0% in the tenth Policy Year and thereafter.

  (3) The expenses listed for the Scudder Variable Life Investment Fund are actual, historical expenses for the year ended December 31, 1996, after reimbursement. Future expenses may be lower or higher.


  Examples

  An Owner would pay the following expenses on a $1,000 investment, assuming a
  5% annual return on assets:

  1. If the Policy is surrendered or annuitized over less than a five year period at the end of the applicable time period:

                             1 Year   3 Years     5 Years     10 Years

  Money Market Portfolio*     $  85     $ 123       $ 168       $ 247
  Bond Portfolio*             $  86     $ 128       $ 177       $ 267
  Capital Growth Portfolio*   $  85     $ 125       $ 172       $ 256
  Balanced Portfolio*         $  87     $ 128       $ 176       $ 265
  International Portfolio*    $  91     $ 142       $ 201       $ 324

  2. If the Policy is not surrendered or is annuitized over at least a five year period at the end of the applicable time period:

                              1 Year   3 Years   5 Years      10 Years

  Money Market Portfolio*     $  17     $  56       $ 101       $ 247
  Bond Portfolio*             $  19     $  60       $ 109       $ 267
  Capital Growth Portfolio*   $  18     $  58       $ 105       $ 256
  Balanced Portfolio*         $  19     $  60       $ 109       $ 265
  International Portfolio*    $  23     $  74       $ 134       $ 324

  *Class A shares

  The above tables are intended to assist the Owner in understanding the costs
  and expenses that will be borne, directly or indirectly, including the expenses of the Scudder Variable Life Investment Fund. Note that the tables are based on a policy issued through age 57 and are thus the maximum illustrative charges and the fixed Administrative Charge is expressed as .1%
  based on an anticipated average account value of $25,000 and is also a
  percentage of the anticipated average Account Value.   See Charges and
  Deductions, and the Scudder Variable Life Investment Fund prospectus.
  In
  addition to the expenses listed above, premium taxes may be applicable.

  The Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

  Death Benefit

  Upon receipt of Due Proof of Death of the Annuitant or Owner while the Policy is in force prior to the Maturity Date, a Death Benefit will be paid to the
  Beneficiary. The Death Benefit will be the Account Value of the Policy as of the date of the death. No Contingent Deferred Sales Charge is imposed upon amounts received as a Death Benefit. The Death Benefit may be paid as either lump sum cash benefit or, if the beneficiary is an individual, as an Annuity Payment Plan. (See Death Benefit.)

  Right to Return the Policy

  The Policyowner may cancel the Policy within twenty (20) days after it is received by the Policyowner by returning it to the agent through whom it was purchased or delivering or mailing the Policy and a Written Notice of Cancellation to Banner Life at its Administrative Office or such other methods as described in the contract. In the event of cancellation, Banner
  Life generally will return the sum of all Premium Payments made under the
  Policy and the accumulated gains or losses in the Variable Account, if Premium Payments were allocated to that account. However, if required by state law, Banner Life will refund the premium(s) paid or, if greater, the
  Account Value.

  Federal Income Tax Consequences of Investment in the Policy

  With respect to Owners who are natural persons, there should be no federal income tax on increases in the Account Value until a distribution under the
  Policy occurs (e.g., a surrender or Annuity Payment) or is deemed to occur
  (e.g., a pledge, loan, or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income.
  The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise (withholding is mandatory for certain
  Qualified Policies). In addition, a penalty tax may apply to certain distributions or deemed distributions under the Policy. (See Certain Federal
  Income Tax Consequences.)

  Inquiries and Written Notices and Requests

  Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to Banner Life, should be sent to Banner
  Life's Administrative Office, 1701 Research Boulevard, Rockville,
  Maryland
  20850.  Telephone requests and inquires may be made by calling (800)
  638-3350.
  All inquiries, Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

  Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the prospectuses for the Scudder Variable Life Investment Fund, and in the Policy, all of which should be referred to for more detailed information. This Prospectus gener-ally describes only the Policy and the Variable Account. A separate prospectus describes the Scudder Variable Life Investment Fund. (There is no prospectus for the General Account since interests in the General Account are not securities. See The General Account.)

                   CONDENSED FINANCIAL INFORMATION

                 Banner Life Variable Annuity Account

  The following information relating to accumulated unit values and number of accumulation units for the life of the account is derived from the Variable
  Account's financial statements. The information relating to accumulation unit values and number of accumulation units should be read in conjunction with the Variable Account's financial statements and notes in the Statement of Additional Information.


                           Money              Capital
  1996                    Market     Bond      Growth      Balanced
  International
                      Portfolio    Portfolio   Portfolio   Portfolio
  Portfolio
  Accumulation
  Unit Value
  -Beginning of Period   $1.2077    $1.2263   $1.6444     $1.4039
  $1.2737
  -End of Period         $1.2549    $1.2483   $1.9404     $1.5488
  $1.4345
  Number of
  Accumulation Units
  -End of Period         386,380    247,053   1,241,979   2,076,499
  994,670


                           Money              Capital
  1995                    Market     Bond      Growth      Balanced
  International
                      Portfolio    Portfolio   Portfolio   Portfolio
  Portfolio
  Accumulation
  Unit Value
  -Beginning of Period   $1.1562    $1.0495   $1.2708     $1.1155
  $1.1454
  -End of Period         $1.2077    $1.2263   $1.6444     $1.4039
  $1.2737
  Number of
  Accumulation Units
  -End of Period         82,581     262,550   1,449,832   2,421,201
  1,064,079

                          Money               Capital
  1994                   Market      Bond      Growth      Balanced
  International
                      Portfolio    Portfolio   Portfolio   Portfolio
  Portfolio
  Accumulation
  Unit Value

  - Beginning of Period  $1.1254    $1.1178   $1.4322     $1.1535
  $1.1722
  - End of Period        $1.1562    $1.0495   $1.2708     $1.1155
  $1.1454
  Number of
  Accumulation  Units
  - End of  Period       86,096     284,000   1,234,715   2,454,916
  1,261,525

                         FINANCIAL STATEMENTS

  The consolidated financial statements for Banner Life Insurance Company as of
  December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, the financial statements of the Banner Life
  Variable Annuity Account as of December 31, 1996, and for each of the two years in the period ended December 31, 1996 and the related reports of the independent accountants are contained in the Statement of Additional Information.


                     HISTORICAL PERFORMANCE DATA

  Standardized Performance Data
  From time to time, Banner Life may advertise historical yields and total returns for the Sub-Accounts of the Variable Account. In addition, Banner
  Life may advertise the effective yield of the Money Market Sub-Account. These figures will be calculated according to standardized methods prescribed by the Securities and Exchange Commission ("SEC"). They will be based on historical earnings and are not intended to indicate future performance.

  The yield of the Money Market Sub-Account refers to the annualized income generated by an investment under a Policy in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a Policy in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The yield of a Sub-Account of the Variable Account (other than the Money Market Sub-Account) refers to the annualized income generated by an invest-ment under a Policy in the Sub-Account over a specified thirty-day period.
  The yield is calculated by assuming that the income generated by the invest-ment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

  The total return of a Sub-Account of the Variable Account refers to return quotations assuming an investment under a Policy has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a Sub-Account will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the
  Sub-Account to the redemption value of that investment as of the first day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Sub-Account do not reflect the effect of any premium taxes that may be applicable to a particular Policy.
  The yield calculations also do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Policy. To the extent that a premium tax and/or Contingent Deferred Sales Charge is applic-able to a particular Policy, the yield and/or total return of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a copy of which may be obtained from Banner Life.

  Non-Standardized Performance Data

  Banner Life may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Sub-Account of the Variable Account. The non-standard performance data may assume that no Contingent Deferred Sales Charge is applicable, and may also make other assumptions.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from Banner Life.
                    BANNER LIFE INSURANCE COMPANY

  Banner Life Insurance Company ("Banner Life") is a stock life insurance company that is a wholly owned subsidiary of Legal and General Life Insurance
  Company of America, Inc., which in turn is a wholly owned subsidiary of Legal and General America, Inc., which in turn is wholly owned by Legal and General
  Netherlands Holding BV, which is a wholly-owned subsidiary of Legal & General, International Limited, a United Kingdom based holding company. The ultimate controlling entity is Legal and General Group Plc, a United Kingdom company. Banner Life is principally engaged in offering life insurance and annuities and is licensed in the District of Columbia and all states except
  Maine and New York.

  Banner Life is the successor to Government Employees Life Insurance
  Company
  ("GELICO"), which was a subsidiary of GEICO Corporation. GELICO was organized as a District of Columbia corporation on April 28, 1949. GELICO changed its name to Banner Life Insurance Company, and became a wholly owned indirect subsidiary of Legal and General Group Plc on December 1, 1983.

               THE BANNER LIFE VARIABLE ANNUITY ACCOUNT

  Premiums paid under a Policy may be allocated to the Variable Account or to the General Account, or to a combination of these Accounts.

  The Banner Life Variable Annuity Account

  The Banner Life Variable Annuity Account (the "Variable Account") is currently divided into five Sub-Accounts. Each Sub-Account invests exclusively in shares of a single portfolio of Class A shares of the Scudder
  Variable Life Investment Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account of the Variable Annuity Account or arising out of any other business Banner Life may conduct.

  Although the assets in the Variable Account are the property of Banner Life, the assets in the Variable Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Banner
  Life may conduct. The Variable Account was established by Banner Life as a segregated asset account on June 14, 1989. The Variable Account will receive and invest the premiums allocated to it under the Policies. The obligations under the Policies are obligations of Banner Life Insurance Company.

  The Variable Account has been registered as a unit investment trust under the
  Investment Company Act of 1940. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or Banner Life by the Commission.

  Scudder Variable Life Investment Fund


  The Variable Account invests in shares of the Scudder Variable Life Investment Fund (the "Fund"), a mutual fund of the series type. The Fund consists of the following portfolios of Class A shares: a Money Market Portfolio, a Bond Portfolio, a Capital Growth Portfolio, a Balanced Portfolio, and a International Portfolio (collectively, the "Portfolios").
  The assets of each Portfolio of the Fund are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment portfolio, and the income or losses of one Portfolio have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Fund's prospectus, which accompanies this

  Prospectus and which should be read carefully in conjunction with this Prospectus and kept for future reference.

  The Fund is designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Fund's prospectus.

  Portfolios of the Fund. The following five Portfolios of the Fund are available under the Policies:

  Money Market Portfolio (Class A Shares). This Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. The Portfolio purchases money market securities such as U.S. Treasury obligations, commercial paper, and certificates of deposit and banker's acceptances of domestic and foreign banks, including foreign branches of domestic banks, and enters into repurchase agreements.

  An investment in this Portfolio is neither insured nor guaranteed by the U.S.
  government, and there is no assurance that the portfolio will be able to maintain a stable net asset value.

  Bond Portfolio (Class A Shares). This Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of securities. Under normal circumstances, the Portfolio invests at least
  65% of its assets in bonds, including U.S. Government, corporate, and other notes and bonds paying high current income. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives.

  Capital Growth Portfolio (Class A Shares). This Portfolio seeks long-term capital appreciation and, consistent therewith, current income through a broad and flexible investment program. The Portfolio seeks to achieve these objectives by investing primarily in income producing, publicly-traded equity securities, such as common stocks and securities convertible into common stock, with an emphasis on securities of established companies.
  However, in
  order to reduce risk, as market or economic conditions may periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term indebtedness.

  Balanced Portfolio (Class A Shares). The investment objective of this Portfolio is to realize a high level of long-term total rate of return consistent with prudent investment risk. The assets of this Portfolio will be invested in the following three market sectors: (1) common stock, preferred stock, and other equity securities; (2) bonds and other debt se-curities with maturities generally exceeding one year; and (3) money market instruments and other debt securities with maturities generally not exceeding one year.

  International Portfolio (Class A Shares). This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and not to concentrate investments in any particular industry. The Portfolio primarily invests in equity securities, and it may also invest in fixed income securities of foreign governments and companies.

  Fund Management and Fees. Scudder, Stevens & Clark, Inc. (the "Adviser") provides management and investment advisory services to the Fund. The Adviser provides investment research and portfolio management services to a number of mutual funds and other clients. Each Portfolio pays the Adviser a fee for its investment advisory services at the following annual rates:

                           Percentage of the Portfolio's
       Portfolio              Average Daily Net Asset Value

     Money Market Portfolio*            .370%
     Bond Portfolio*                    .475%
     Capital Growth Portfolio*          .475%
     Balanced Portfolio*                .475%
     International Portfolio*           .875%

  * Class A Shares

  Addition, Deletion, or Substitution of Investments. Banner Life does not control the Fund and cannot guarantee that it or any Portfolio thereof will be available for investment in the future or that it or any Portfolio thereof will accept premiums or transfers. In the event that the Fund or any Port-folio is not available, Banner Life may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although it is not required to and may not do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then all Account Values could be maintained in the General Account. If the
  Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then the transfer privilege may be modified or revoked or other changes made.

  Banner Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the
  Fund that are held by the Variable Account (or any Sub-Account) or that the
  Variable Account (or any Sub-Account) may purchase. Banner Life reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Sub-Account. Banner Life will not substitute any shares attributable to a
  Policyowner's interest in a Sub-Account of the Variable Account without notice and prior approval of the Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, if and where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

  Banner Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Portfolio of the
  Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Banner Life, marketing needs or investment condi-tions warrant, and any new Sub-Account will be made available to existing
  Policyowners on a basis to be determined by Banner Life. Banner Life may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, Banner Life may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Banner Life to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a manage-ment company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Banner Life separate accounts.

  The General Account

  This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the
  General Account, see the Policy itself.

  Premiums allocated and amounts transferred to the General Account become part
  of the general account of Banner Life, which supports insurance and annuity
  obligations.  Interests in the general account have not been registered under
  the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940
  (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and
  Banner Life has been advised that the staff of the Securities and Exchange
  Commission has not reviewed the disclosures in this Prospectus which relate to the fixed portion.

  The General Account is made up of all the general assets of Banner Life, other than those in the Variable Account, or in any other segregated asset account. The Policyowner may allocate Premium Payments to the General Account at the time of Premium Payment or by subsequent transfers from the
  Variable Account. Instead of the Policyowner bearing the investment risk as is the case for values in the Variable Account, Banner Life bears the full investment risk for all values in the General Account. Banner Life has sole discretion to invest the assets of its general account subject to applicable law.

  The allocation or transfer of funds to the General Account does not entitle the Policyowner to share in the investment experience of the General Account.
  Instead, Banner Life guarantees that the General Account Value will accrue interest at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if the
  Policyowner allocates all net premiums only to the General Account and makes no transfers, the minimum amount of the Account Value will be determinable and guaranteed.

  General Account Value.  The General Account Value is the sum of (1) plus
  (2)
  plus (3) minus the sum of (4) plus (5) where:

  (1) is the General Account Value on the prior Policy Anniversary, plus interest from that day, less the proportion of the annual administrative
       charge attributable to the General Account;

  (2)  are net premiums credited to the General Account since the prior
  Policy
       Anniversary, plus interest from the day net premiums are credited;

  (3) are transfers from the Variable Account to the General Account since the prior Policy Anniversary, plus interest from the date of the transfer;

  (4) are transfers to the Variable Account from the General Account since the prior Policy Anniversary, plus interest from the date of transfer;
  and

  (5) are partial surrenders from the General Account together with any partial surrender charges, plus interest from the date of partial surrender.

  The guaranteed interest rate used in the calculation of the General
  Account
  Value is .32737% a month, compounded monthly. This is equivalent to 4% per year, compounded yearly. Interest in excess of the guaranteed rate, if any, may be used in the calculation of the General Account Value at such increased rate and in such manner as determined by Banner Life in its sole discretion.

  Transfers From the General Account.  Prior to the Maturity Date,
  transfers
  from the General Account may be made once per Policy Year, only on the
  Policy
  Anniversary, and Banner Life must receive the transfer request at least
  30
  days prior to the Policy Anniversary. The minimum amount that may be transferred from the General Account is the lesser of: (1) $500; or (2) the entire General Account Value. The maximum amount that may be transferred from the General Account is the greater of: (1) $500; or (2) 25% of General
  Account Value.

  After the maturity date, transfers from the General Account may be made once per Annuity Year, on the Annuity Anniversary, and Banner Life must receive the transfer request at least 30 days prior to the Annuity Anniversary. The maximum amount that may be transferred out of the General Account each year is 25% of the Annuity Value in the General Account.

  Banner Life may postpone the calculation and payment of surrender values or transfers from the General Account for up to 6 months. Transfers may be subject to a service charge.

  Banner Life guarantees that, at any time prior to the Maturity Date, the amount in the General Account allocable to a particular Policy will be not less than the amount of the Premium Payments allocated or transferred to the
  General Account, plus interest at the rate of 4.0% per year, plus any excess interest credited to amounts in the General Account, less the sum of all Administrative Charges (See Administrative Charges) allocated to the General
  Account, and any applicable premium or other taxes allocable to the General
  Account, and less any amounts deducted from the General Account in connection with partial surrenders (including any Contingent Deferred Sales Charges) or transfers to the Variable Account.

                              THE POLICY

  The rights and benefits under the Flexible Premium Variable Annuity Policy are summarized below. However, the description of the Policy contained in this Prospectus is qualified in its entirety by the Policy itself, a copy of which is available upon request from Banner Life.

  Policy Application and Issuance of Policies

  Before it will issue a Policy, Banner Life must receive a completed Policy application and a minimum initial Premium of at least $1,000. A Policy ordinarily will be issued only in respect of Annuitants Age 0 through 80.
  Acceptance or declination of an application or premium payment shall be based on the Company's underwriting standards and the Company reserves the right to reject any application or premium payment based on those standards.

  If the application can be accepted in the form received, the initial
  Premium
  Payment will be credited to the Account Value not later than two business days after the later of the date of receipt of the application or receipt of the initial Premium Payment. If the initial Premium Payment cannot be credited within two days because the application or other issuing require-ments are incomplete, and the incomplete application is not made complete within five business days after receipt, then the applicant will be contacted and given an explanation for the delay and the initial Premium Payment will be returned within five days unless the applicant consents to Banner Life's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

  The date on which the initial Premium Payment is credited to the Account Value is the Policy Date. The Policy Date is the date used to determine Policy Years and Policy Anniversaries.

  Premium Payments

  All Premium Payment checks or drafts should be made payable to Banner
  Life
  Insurance Company. Except for the initial Premium Payment, all Premium Payments should be sent to the Administrative Office.

  Initial Premium Payment.  The minimum initial Premium Payment that
  Banner
  Life currently will accept under a Policy is $1,000. Banner Life reserves the right to increase or decrease this amount for a class of Policies issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Policy.

  Additional Premium Payments. While the Annuitant is living and prior to the
  Maturity Date, the Owner may make additional Premium Payments at any time, and in any frequency. The amount of each additional premium payment must be at least $50 and not more than $100,000 without Banner Life's approval. Additional Premium Payments will be credited to the Policy and added to the
  Account Value as of the Valuation Day when they are received. Banner Life reserves the right to reject any Premium Payment. If no Premiums Payments are made for any three year consecutive period and if the Account Value of the Policy falls below $500 during that period, Banner Life reserves the right to terminate the Policy and pay the Cash Surrender Value to the Policyowner.

  Allocation of Premium Payments. On the date of issue, Banner Life will allocate Premium Payments to the Sub-Accounts of the Variable Account and the
  General Account in accordance with the initial Net Premium Allocation Percentages. The initial net premium allocation percentages are set forth in the application. The Policyowner may change this allocation by giving Written Notice to Banner Life. Net premiums may not be allocated to more than five accounts among the General Account and the Sub-Accounts of the Variable Account. The Policyowner may allocate any whole percentages of at least 10%, and the total allocation must equal 100%. Any allocation will be used for additional Premium Payments until and unless the Owner requests a change of allocation. All additional Premium Payments will be allocated and credited to the Owner's Policy at the end of the Valuation Period during which they are received. The Owner may change the allocation instructions for future additional Premium Payments by sending Written Notice, signed by the Owner, to Banner Life's Administrative Office. The allocation change will apply to payments received after the date the Written Notice is received.

  Payment Not Honored by Bank. Any payment due under the Policy which is derived, all or in part, from any amount paid to Banner Life by check or draft may be postponed until such time as Banner Life determines that such instrument has been honored.

  Account Value

  On the Policy Date, the Account Value equals the net premium(s) received by
  Banner Life on or before that date. Thereafter, the Account Value equals the sum of the Variable Account value and General Account value. The Account
  Value will increase by (1) any additional Premium Payments received by Banner
  Life; and (2) any increases in the Account Value due to investment results of the selected Account(s). The Account Value will decrease by (1) any surrenders; (2) any decreases in the Account Value due to investment results of the selected Accounts or Sub-Accounts; and (3) the charges imposed by Banner Life.

  The Account Value is expected to change from Valuation Period to Valuation
  Period, reflecting the investment experience of the selected Account(s) and/or Sub-Account(s), as well as the deductions for charges. A Valuation
  Period is the period between successive Valuation Days. It begins at the close of business on each Valuation Day and ends at the close of business on the next succeeding Valuation Day. A Valuation Day is each day that both the
  New York Stock Exchange and Banner Life's Administrative Office are open for business. Holidays are generally not Valuation Days.

  The Variable Account Value. When a Premium is allocated or an amount is transferred to a Sub-Account of the Variable Account, it is credited to the
  Policy in the form of Accumulation Units. Each Sub-Account of the Variable
  Account has a distinct Accumulation Unit value (the "Unit Value"). The number of units credited is determined by dividing the Premium Payment or amount transferred by the Unit Value of the Sub-Account as of the end of the
  Valuation Period during which the allocation is made. When amounts are transferred out of, or surrendered or withdrawn from an Account or Sub-Account, units are canceled or redeemed in a similar manner.

  For each Sub-Account, the Unit Value for a given Valuation Day is based on the net asset value of a share of the corresponding Portfolio of the Fund.
  Therefore, the Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of
  Sub-Account Unit Values is described in detail in the Statement of Additional
  Information.

  Transfers

  An Owner can transfer Account Value from one Account or Sub-Account to another Account or Sub-Account prior to or after the Maturity date, within certain limits.

  Subject to the limitations and restrictions described below, transfers from an Account or Sub-Account may be made by sending Written Notice, signed by the Policyowner, to the Administrative Office. The minimum amount which may be transferred is the lesser of $500 or the entire value of the account or sub-account. In other words, a minimum of $500 must be transferred, unless the value in an account or sub-account before the transfer is less than $500.

  Transfers out of a Sub-Account of the Variable Account currently may be made as often as the Owner wishes, subject to the minimum amount specified above
  (Banner Life reserves the right to otherwise limit or restrict transfers in the future). Transfers are subject to the Postponement of Payments provision
  (see page 4 of the Statement of Additional Information, which is available from Banner Life upon request).

  Transfers from the General Account are subject to the restrictions described above under "Transfers From the General Account."

  A transfer charge may be imposed for any transfer. Currently, there is a transfer charge of $15 for the fifth and subsequent transfer in a Policy Year, which will be deducted from the amount transferred. The maximum transfer charge that will be imposed is $25 per transfer.

  Banner Life reserves the right to revoke or modify the transfer privilege in any way, such as limiting the number or frequency of transfers.

  Non-participating Policy

  The Policy does not participate or share in the profits or surplus earnings of Banner Life. No dividends are payable on the Policy.

                    DISTRIBUTIONS UNDER THE POLICY

  Tax Consequences

  Certain distributions may have tax consequences. See the discussion below under Certain Federal Income Tax Consequences.

  Surrenders

  The Owner may surrender the Policy for the Cash Surrender Value in exchange for a cash withdrawal payment from Banner Life at any time prior to the Maturity Date. The Cash Surrender Value is the Account Value on the surrender date less any applicable Contingent Deferred Sales Charge and the pro rata portion of the Administrative Charge. The Owner may, if an individual, elect to receive the Cash Surrender Value in the form of one of the Annuity Payment Plans described below. After the Maturity Date, the Policy cannot be surrendered unless Annuity Option E (Income for a period certain) has been selected.

  Since the Owner assumes the investment risk with respect to Premium Payments allocated to the Variable Account, and because withdrawals are subject to a
  Contingent Deferred Sales Charge, the total amount paid upon total surrender of the Policy (taking any prior surrenders into account) may be more or less than the total Premium Payments made. Following a surrender of the Policy, or if the Policy terminates for any other reason, all rights of the Owner and
  Annuitant will terminate.

  Partial Surrender.  The Owner may withdraw a portion of the Cash
  Surrender
  Value from the Variable Account at any time prior to the Maturity Date by sending a Written Request to Banner Life's Administrative Office. The minimum amount that can be withdrawn from any Sub-Account or Account is $500, and the amount withdrawn cannot exceed the Account Value on the date of partial surrender less $1,000. The Owner may specify the Accounts or Sub-Accounts from which partial surrender amounts should be taken. If an allocation for a partial surrender is not made, the amount withdrawn will be allocated in proportion to the Account Values in the Sub-Accounts and the
  General Account. After the Maturity Date, partial surrenders are not per-mitted (See Annuity Payments.)

  Surrender Charge.  The only charge for surrenders is the Contingent
  Deferred
  Sales Charge, if it applies. Accordingly, the amount available for surrender is the Cash Surrender Value, which is the Account Value less any applicable
  Contingent Deferred Sales Charge and less the pro rata portion of the annual
  Administrative Charge. However, an Owner may surrender up to 10% of the premiums paid without a Contingent Deferred Sales Charge if no withdrawal has been made in the current Policy Year. Amounts withdrawn in excess of this free withdrawal amount or withdrawn in the same Policy Year as a previous withdrawal are subject to the Contingent Deferred Sales Charge, but only during the first nine Policy Years. In addition, a Contingent Deferred Sales
  Charge will not be assessed if Account Value is applied to an Annuity
  Payment
  Plan with payments over at least a five year period. For a discussion of the
  Contingent Deferred Sales Charge. (See Contingent Deferred Sales
  Charge.)


  Annuity Payments

  Maturity Date. Annuity Payments under a Policy will begin on the Maturity
  Date, which is selected by the Policyowner at the time the Policy is applied for. The Owner may change the Maturity Date by Written Notice to Banner Life, provided that notice of each change is received by Banner Life at its
  Administrative Office at least thirty (30) days prior to the then current
  Maturity Date.

  The Maturity Date must be:
  For issue ages 0-57: at least 13 years after the Policy Date, and cannot be later than the Policy Anniversary following the Annuitant's 95th birthday.
  For issue ages 58-80: at least 10 years after the Policy Date, and cannot be later than the Policy Anniversary following the Annuitant's 95th birthday.

  Election of Annuity Payment Plan.  The Policyowner will choose an
  Annuity
  Payment Plan in the application. However, during the lifetime of the Annuitant and at any time prior to the Maturity Date, the Policyowner may change the election. If no election is made prior to the Maturity Date, Annuity Payments will be made under Option B (described below).

  If the Annuitant or Owner dies before the Maturity Date, the Beneficiary will receive the Death Benefit in a lump sum. However, if the beneficiary is an individual receiving payment in his or her own right, then the Beneficiary can elect to receive the Death Benefit under one of the Annuity Payment Plans, to the extent allowed by law and subject to the terms of any settlement agreement. (See Death Benefit.) Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Policyowner (or the Beneficiary, after the Annuitant's or Owner's death).

  Annuity Payment Plans

  The Policy provides five Annuity Payment Plans which are described below.
  The Policyowner may elect a Fixed Payment Option, a Variable Payment Option, or a combination of both. If the Policyowner elects a combination, he must specify what part of the Account Value is to be applied to the Fixed and Variable Options. If the Owner does not specify fixed or variable payments, then the separate account value will be applied to provide a variable annuity, and the general account value will be applied to provide a fixed annuity. Under the variable annuity, a maximum of three of the Portfolios of the Fund then available can be selected by the Owner. If Account Value is in more than three Sub-Accounts at the Maturity Date, the annuity payments will not begin until the Owner specifies the allocation.

  The effect of choosing a Fixed Annuity Option is that the minimum amount of each payment will be set on the Maturity Date and will not change. If a Fixed Annuity Option is selected, the Account Value will be transferred to the general account of Banner Life, and the Annuity Payments will be fixed in minimum amount by the Account Value, the Annuity Payment Plan selected, and the age and sex of the Annuitant. For further information, contact Banner
  Life at its Administrative Office.


  The following options are currently available:

  Option A -- Life Income. Monthly payments will be made during the lifetime of the Annuitant. Payments will end with the last monthly payment before his or her death.

  Option B -- Life Income with 10 Years Certain. Monthly payments will be made during the lifetime of the Annuitant. If death of the Annuitant occurs before the end of the ten year certain period, payments will continue during the remainder of the ten year period.

  Option C -- Life Income with 20 Years Certain. Monthly payments will be made during the life of the Annuitant. If death of the Annuitant occurs before the end of 20 year certain period, payments will continue during the remainder of the 20 year period.

  Option D -- Joint Life Income. Monthly payments are made for the lifetime of the first of two people named. If the second person survives the first, payments will continue for his or her life.

  Option E -- Income for a Period Certain. Monthly payments will be made to the Annuitant for a specified period certain. Payments are guaranteed for that specified period. Under this option, the Policy can be surrendered for its Annuity Value after Annuity Payments begin. (See Annuity Value.) The
  Annuity Value may be reduced by a Contingent Deferred Sales Charge, depending upon the Policy Year of Surrender. Although this Option does not involve a life contingency, if variable payments are selected the amount of the payments will reflect the deduction for mortality and expense risks, since that charge is included in the calculation of Annuity Unit values.

  Option F -- Single Sum Payment.  Payment will be made in a single sum.

  Other Options may be arranged by agreement with Banner Life.

  Note Carefully: Under Payment Options A and D, it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment, only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment, and so forth.

  Variable Payment Options.  The dollar amount of the first Variable
  Annuity
  Payment will be determined in accordance with the annuity payment rates based on the assumed interest rate of 4%. The dollar amount of every subsequent
  Variable Annuity Payment will vary based on the investment performance of the
  Sub-Account(s) of the Variable Account selected by the Annuitant or Beneficiary.

  The amount of the variable payments will be based on the table in the Policy for the variable option selected. If the actual investment performance exactly matched the assumed interest rate of 4% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment per-formance exceeds the assumed interest rate, the amount of the payments would increase. Conversely, if actual investment performance is worse than the assumed interest rate, the amount of the payments would decrease.


  Determination of the First Variable Payment. The amount of the first variable payment depends upon the Account Value, sex and age of the Annuitant on the Maturity Date, and on the Annuity Payment Plan.

  Determination of Subsequent Variable Payments. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are allocated to the Policy. The number of Annuity Units to be allocated in respect of a particular Sub-Account is determined by dividing that portion of the first
  Variable Annuity Payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Day on which the initial payment is determined. The number of Annuity Units of each particular Sub-Account allocated to the Policy then remains fixed. The dollar value of variable annuity units in the chosen Sub-Account will increase or decrease reflecting the investment experience of the chosen Sub-Account. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Sub-Account credited to the Policy by the Annuity Unit Value for the particular Sub-Account on the date the payment is made. The calculation of Annuity Unit
  Values is described in the Statement of Additional Information.

  A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Policyowner has not provided Banner Life with a written election not to have federal income taxes withheld, Banner Life must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. (See Certain Federal Income Tax Consequences.)

  Adjustment of Annuity Payments. If the initial monthly Annuity Payment is less than $50, Banner Life will reduce the frequency of payments to quarterly, semi-annually, or annually, until the initial payment is not less than $50. If the initial annual Annuity Payment is less than $50, Banner
  Life will pay the Account Value at maturity. If Banner Life pays the account value, Banner Life will have no further obligation under this policy.

  Annuity Value. The Annuity Value is the sum of the annuity values in the
  General Account and the Variable Account. In the General Account, the Annuity Value on the Maturity Date is the Account Value allocated to the General Account on the Maturity Date. Thereafter, the Annuity value is decreased when annuity payments are made from the General Account, and increased or decreased when transfers are made to or from the General Account. Remaining General Account Annuity Values are credited with 4% interest, compounded annually. Banner Life may credit additional interest to the General Account Annuity Value.

  In any Sub-Account of the Variable Account, the Annuity Value equals the product of the Accumulation Unit Value and the annuity unit balance.
  The
  annuity unit balance on the Maturity Date equals the Account Value allocated to the Sub-Account divided by the Accumulation Unit Value. Thereafter, the annuity unit balance is decreased when annuity payments are made, and increased or decreased when transfers to or from the sub-account are made.
  Accumulation unit values are described in the Statement of Additional Information.



  Death Benefit

  Death of Annuitant or Owner Prior to Maturity Date. If the Annuitant or Owner dies prior to the Maturity Date, a Death Benefit will be paid to the
  Beneficiary.  The Death Benefit will equal the Account Value of the
  Policy
  (without any deduction of a Contingent Deferred Sales Charge) as of the date of death.

  The Death Benefit is payable upon receipt of Due Proof of Death of the Annuitant or Owner as well as proof that the Annuitant or Owner died prior to the commencement of Annuity Payments. The Beneficiary may receive the amount payable in a lump sum cash benefit, or, if the Beneficiary is an individual receiving payment in his or her right, subject to any limitation under any state or federal law, rule, or regulation, under one of the Annuity Payment
  Plans described above, unless a settlement agreement is effective at the death of the Annuitant or Owner preventing such election.

  If the beneficiary is not an individual, then only a single sum payment will be made.

  Federal tax law requires that if the Policyowner (or any Contingent Policyowner) dies before the Maturity Date, the entire value of the Policy must generally be distributed within five years of the date of death of the
  Policyowner (or the Contingent Policyowner). Special rules may apply to the spouse of the deceased Owner. See the Statement of Additional Information for a detailed description of these requirements.

  Death of Annuitant On or After Maturity Date. The death benefit payable if the Annuitant dies on or after the Maturity Date depends on the Annuity Payment Plan selected. Upon the Annuitant's death, the remaining portion of the Annuitant's interest in the Policy, if any, will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

  Beneficiary. The Beneficiary designation in the application will remain in effect until changed. The Policyowner may change the designated Beneficiary by sending Written Notice to Banner Life. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Policyowner may then designate a new Beneficiary.) The change will take effect as of the date the Policyowner signs the Written Notice, whether or not the Policyowner is living when the Notice is received by Banner Life.
  Banner Life will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Policyowner fails to specify their interests, they will share equally.

  Restrictions Under the Texas Optional Retirement Program

  Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity Policy issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

  Restrictions Under Section 403(b) Plans

  Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any
  Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59.5, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

                        CHARGES AND DEDUCTIONS

  Banner Life will make certain charges and deductions in connection with the
  Policy in order to compensate it for incurring expenses in distributing the
  Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for premium taxes, federal, state or local taxes, or for certain transfers or other transactions.

  Contingent Deferred Sales Charge

  Banner Life will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses.
  Banner Life may apply a Contingent Deferred Sales Charge to any Account Value surrendered (i.e., withdrawn) in connection with a full or partial Policy surrender in order to cover distribution expenses. A Contingent Deferred
  Sales Charge will not be applied to a withdrawal of up to 10% of the Premiums
  Paid, if it is the first withdrawal in the current Policy Year.  A
  Contingent
  Deferred Sales Charge will also not be applied if Account Value is applied to an Annuity Payment Plan with payments over at least a five year period.

  The amount of the Contingent Deferred Sales Charge is determined by multiplying the applicable Contingent Deferred Sales Charge Percentage by total premiums paid less prior partial surrenders, for full surrenders; or by the lesser of (a) the amount withdrawn, or (b) total premiums paid less prior partial surrenders, for partial surrenders. The applicable Contingent Deferred Sales Charge Percentage will depend upon the Policy Year and age at issue of the annuitant. The charge will be: for issue ages 0-57, 7.5% for the first five years, then decreasing by 1.5% per year to 0% at the 10th Policy Year; for issue ages 58-80, 7.5% for the first two years, 7.0% in the third year, then decreasing by 1.0% per year to 0% at the 10th Policy Year.
  There is no charge after the Policy has been in effect for nine full years.
  Premium Payments are deemed to be withdrawn before earnings, and after all
  Premium Payments have been withdrawn, the remaining Account

  Value may be
  withdrawn without any Contingent Deferred Sales Charge. In no event will the aggregate Contingent Deferred Sales Charges exceed 7.5% of aggregate premiums paid. The following is the table of Contingent Deferred Sales Charge
  Percentages:

                         Applicable Contingent Deferred
  Policy Year                    Sales Charge Percentage

                         Issue ages 0-57:       Issue ages 58-80:
     1                        7.5%                  7.5%
     2                        7.5%                  7.5%
     3                        7.5%                  7.0%
     4                        7.5%                  6.0%
     5                        7.5%                  5.0%
     6                        6.0%                  4.0%
     7                        4.5%                  3.0%
     8                        3.0%                  2.0%
     9                        1.5%                  1.0%
     10 and                   0.0%                  0.0%
     thereafter

  The Contingent Deferred Sales Charge applies to both total and partial surrenders and to Annuity Payment Plans that cover less than five years. For partial surrenders, the charge will usually be deducted from the Account Value remaining after Banner Life pays the Policyowner the requested amount.

  Banner Life anticipates that the Contingent Deferred Sales Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from Banner Life's general funds, which will include amounts derived from the charge for mortality and expense risks.

  Mortality and Expense Risk Charge

  Banner Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge currently is equal to an effective annual rate of 1.15% of the value of net
  assets in the Variable Account.   This rate may increase but it is
  guaranteed
  not to exceed 1.25% for the duration of the Policy. The Mortality and Expense Risk Charge is reflected in the Accumulation or Annuity Unit Values for the Policy for each Sub-Account; accordingly, this charge is imposed both before and after the Maturity Date.

  Account Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by Banner Life. The mortality risks assumed by Banner Life arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay Death Benefits prior to the Maturity Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the monthly Annuity payments that the Annuitant will receive under the Policy.

  Banner Life also bears substantial risk in connection with the Death Benefit guarantee since Banner Life will pay a Death Benefit equal to the Account
  Value, without deducting any applicable Contingent Deferred Sales
  Charge.
  The expense risk assumed by Banner Life is the risk that Banner Life's actual expenses in administering the Policy and the Accounts will exceed the amount recovered through the Administrative Charges.

  If the Mortality and Expense Risk Charge is insufficient to cover Banner Life's actual costs, Banner Life will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to
  Banner Life. Banner Life expects a profit from this charge. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from Banner Life's general corporate assets, which may include amounts, if any, derived from the
  Mortality and Expense Risk Charge.

  Administrative Charges

  In order to cover the costs of administering the Policies and the Accounts,
  Banner Life deducts an annual Administrative Charge from the Account Value of each Policy prior to the Maturity Date.

  The annual Administrative Charge is deducted from the Account Value of each
  Policy at the end of each Policy Year prior to the Maturity Date. If the
  Policy is surrendered during a Policy Year, this charge will be deducted on a pro rata basis based on the number of months elapsed in the Policy Year.
  After the Maturity Date, the charge is not deducted. This annual Admin-istrative Charge currently is $30 and may be increased but will never exceed
  $40. Banner Life does not anticipate realizing any profit from this charge.
  The Administrative Charge will be deducted from the General Account and the
  Sub-Accounts of the Variable Account in the same proportion that the Policyowner's interest in each bears to the total Account Value.

  Premium Taxes

  For those contracts subject to premium tax, the tax will be deducted either
  from the premium payment when paid or from the Account Value upon
  annuitization as determined in accordance with applicable law.   Banner
  Life
  believes that as of the date of this prospectus, premium taxes range from 0% to 3.0%.

  Federal, State and Local Taxes

  No charges are currently made for federal, state, or local taxes other than premium taxes. However, Banner Life reserves the right to deduct such taxes from the Accounts or Sub-Accounts in the future.

  Transfer Charge

  Transfers may be subject to a service charge which will be deducted from the amount transferred. Currently, there is no charge for the first four transfers each Policy Year. The current charge is $15 for the fifth and subsequent transfer in a Policy Year (the charge may increase but the maximum transfer charge which will be made for any transfer is $25). For the purpose of determining whether a transfer charge is payable, initial Premium Payment allocations are not considered transfers. All transfer requests made simultaneously will be treated as a single request.
  No transfer charge will be imposed for any transfer which is not at the Owner's request. Banner Life reserves the right to revoke or modify the transfer privilege. For example, the number or frequency of transfers could be restricted, or charges could be imposed for all transfers. The amount of the charge may be increased in the future.

  Other Expenses Including Investment Advisory Fees

  Each Portfolio of the Fund is responsible for all of its expenses. In addition, charges will be made against each Portfolio of the Fund for investment advisory services provided to the Account or Portfolio. The net assets of each Portfolio of the Fund will reflect deductions in connection with the investment advisory fee and other expenses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectus for the Fund, a current copy of which accompanies this Prospectus.

               CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a general description of federal tax considerations relating to the Policy and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Banner Life's understanding of the present Federal income tax laws as they are currently interpreted by the
  Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Policy may be purchased on a non-qualified tax basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under
  Sections 401(a), 403(b), 408, or 457 of the Internal Revenue Code of
  1986, as
  amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Policy, on annuity payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on the Employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special
  Federal income tax treatment.
   The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of
  Additional Information discusses the requirements for qualifying as an annuity.

  Taxation of Annuities

  1.   In General

       Section 72 of the Code governs taxation of annuities in general.
  Banner
       Life believes that an Owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs by withdrawing all or part of the Account Value (e.g., partial withdrawals and surrenders) or as Annuity Payments under the Annuity Payment
  Plan
       elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a
       Qualified Policy, any portion of an interest in the qualified plan) gen-
       erally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

       The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy's Account Value over the "investment in the contract" (discussed below)
       during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

  The following discussion generally applies to a Policy owned by a natural person.

  2.   Surrenders

       In the case of a surrender under a Qualified Policy (other than a section 457 plan), under section 72(e) of the Code a ratable portion of
       the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit
       or balance under the retirement plan. The "investment in the contract"
       is generally the amount of any premium payments paid by or on behalf of any individual. For a Policy issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy.

       In the case of a surrender under a Nonqualified Policy before the Maturity Date, under Code section 72(e) amounts received are generally
       first treated as taxable income to the
   extent that the Account Value
       immediately before the surrender exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

  3.   Annuity Payments

       Although tax consequences may vary depending on the annuity option elected under the Policy, under Code section 72(b), generally gross income does not include that part of any amount received as an annuity
       under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the Maturity Date. In this respect (prior to recovery of the investment in
       the contract), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract"
       bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

  4.   Taxation of Death Benefit Proceeds

       Amounts may be distributed from a policy because of the death of an owner or the annuitant. Generally, such amounts are includible in the
       income of the recipients as follows:

         (1) if a lump sum, the amounts received are taxed in the same manner as in a full surrender of the policy;

         (2) if distributed under an annuity payment option, the amounts received are taxed in the same manner as annuity payments.

  5.   Penalty Tax

       In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains
       age 59.5; (2) made as a result of death or disability of the Owner;
       (3) received in substantially equal periodic payments as a life annuity or a joint and surviving annuity for the lives or life expectancies of the Owner and a "designated beneficiary"; (4) from a qualified plan; (5)
       allocable to investment in the contract before August 14, 1982; (6) under a qualified funding asset (as defined in Code section
  130(d));
       (7) under an immediate annuity (as defined in Code section
  72(u)(4)), or
       (8) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions under a Qualified Policy.

  6.   Transfers, Assignments, or Exchanges of the Policy

       A transfer of ownership of a Policy, the designation of an Annuitant or other Beneficiary who is not also the Owner, the selection of certain maturity dates, or the exchange of a Policy may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a
  Policy
       should contact a competent tax adviser with respect to the potential tax effects of such a transaction.
   7.   Multiple Policies

       All non-qualified deferred annuity contracts that are issued by Banner
       Life (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also
       indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

  8.   Withholding

       Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status.
       Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

  9.   Other Tax Consequences

       As noted above, the foregoing discussion of the Federal income tax consequences under the Policy is not exhaustive and special rules are
       provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect Banner Life's understanding of current law and the law
       may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

  10.  Possible Changes in Taxation

       In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment on non-qualified annuities that did not have "susbstantial life contingnecies" by taxing
       income as it is credited to the annuity. Although as of the date of this prospectus Congress is not considering any legislation regarding taxation of
       annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means
  (such
       as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive
  (that
       is, effective prior to the date of the change).

  Qualified Plans

  The Policy is designed for use with several types of qualified plans. The tax rules applicable to Owners in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of $150,000 annually, distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Policy with the various types of qualified plans. Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. Following are brief descriptions of the various types of qualified plans in connection with which
  Banner Life will issue the Policy. Policies for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Policy will be amended as necessary to conform to the requirements of the plan.

  H.R. 10 Plans.  The Self-Employed Individuals' Tax Retirement Act of
  1962, as
  amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. In order to establish such a plan, a plan document, often in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by or for the self-employed person. Purchasers of a Policy for use with H.R. 10 Plans should seek competent advice regarding the suitability of the proposed plan documents and of the Policy to their specific needs.

  Individual Retirement Annuities and Individual Retirement Accounts.
  Section
  408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual
  Retirement Account (each hereinafter referred to as "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Policy for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Policy for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Policy for use with IRAs.

  Corporate Pension and Profit Sharing Plans. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Corporate employers intending to use the Policy in connection with such plans should seek competent advice.

  Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educa-tional, and scientific organizations specified in Section 501(c)(3) of the
  Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes.
  These
  annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Premiums excluded from gross income will be subject to FICA taxes. Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Owner attains age 59.5, upon the Owner's separation of service, upon the Owner's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.


  Section 457 Deferred Compensation ("Section 457") Plans.  Under Section
  457
  of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

  The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includible compensation, up to
  $7,500. Includible compensation means earnings for services rendered to the employer which is includible in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age additional "catch-up" deferrals are permitted.

  The deferred amounts will be used by the employer to purchase the
  Policy.
  The Policy will be issued to the employer, and all Account Values will be
  subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Policy and is only entitled to payment in
  accordance with the Section 457 plan provisions.    Depending on the
  terms of
  the particular plan, the employer may be entitled to draw on deferred amounts
  for purposes unrelated to its section 457 plan obligations.  Present federal
  income tax law does not allow tax-free transfers or rollovers for amounts
  accumulated in a Section 457 plan except for transfers to other Section
  457
  plans in certain limited cases.

  General

  At the time the initial Premium Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Nonqualified Policy or a Qualified
  Policy. If the initial Premium Payment is derived from an exchange or surrender of another annuity Policy, Banner Life may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity Policy. Banner Life will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum initial Premium Payment stated above. Additional Premium Payments under a Policy must qualify for the same federal income tax treatment as the initial Premium Payment under the Policy; Banner
  Life will not accept an additional Premium Payment under a Policy if the federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.

                     DISTRIBUTOR OF THE POLICIES

  Banner Financial Services Group, Inc., ("Banner Financial") an affiliate of
  Banner Life, is the principal underwriter and the distributor of the Policies. Banner Financial may enter into contracts with various broker-dealers to aid in the distribution of the Policies. The commissions paid to dealers are no greater than 5% of Premium Payments.

                             VOTING RIGHTS

  To the extent required by law, Banner Life will vote the Fund shares held by the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Banner Life determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so.

  Before the Maturity Date, the Policyowner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Sub-Account. The number of votes that an Owner has the right to instruct for a particular Sub-Account will be determined by dividing his or her Account Value in the Sub-Account by the net asset value per share of the corresponding Portfolio in which the
  Sub-Account invests.  Fractional shares will be counted.

  After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Sub-Account by the net asset value per share of the corresponding
  Portfolio of the Fund.  Fractional shares will be counted.

  The number of votes that the Owner or annuitant has the right to instruct will be determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Banner Life will solicit voting instructions by sending Owners or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Fund. Portfolio shares as to which no timely instructions are received and shares held by Banner Life in which Owners or other persons entitled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Policies participating in the same Sub-Account.

  Each person having a voting interest in a Sub-Account will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                          LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Account are subject. Banner Life is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

      STATEMENT OF ADDITIONAL INFORMATION










  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus.
   The following is the Table of Contents for that Statement:

                          TABLE OF CONTENTS
                                                               Page

  THE POLICY-GENERAL PROVISIONS. . . . . . . . . . . . . . . . . .3
       Owner . . . . . . . . . . . . . . . . . . . . . . . . . . .3
       Policy. . . . . . . . . . . . . . . . . . . . . . . . . . .3
         Right to Contest. . . . . . . . . . . . . . . . . . . . .3
       Non-Participating Policy. . . . . . . . . . . . . . . . . .3
       Postponement of Payments  . . . . . . . . . . . . . . . . .3
       Misstatement of Age or Sex. . . . . . . . . . . . . . . . .4
       Assignment. . . . . . . . . . . . . . . . . . . . . . . . .4
       Evidence of Survival. . . . . . . . . . . . . . . . . . . .4

  FEDERAL TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . .5
       Tax Status of the Policy. . . . . . . . . . . . . . . . . .5
       Taxation of Banner Life . . . . . . . . . . . . . . . . . .6

  INVESTMENT EXPERIENCE. . . . . . . . . . . . . . . . . . . . . .6
       Accumulation Units. . . . . . . . . . . . . . . . . . . . .7
       Annuity Payment Provisions. . . . . . . . . . . . . . . . .7

  STATE REGULATION OF BANNER LIFE. . . . . . . . . . . . . . . . .8
  ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . .8

  RECORDS AND REPORTS. . . . . . . . . . . . . . . . . . . . . . .9

  DISTRIBUTION OF THE POLICIES . . . . . . . . . . . . . . . . . .9

  CUSTODY OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . .9

  HISTORICAL PERFORMANCE DATA. . . . . . . . . . . . . . . . . . .9
       Money Market Yields . . . . . . . . . . . . . . . . . . . .9
       Other Sub-Account Yields. . . . . . . . . . . . . . . . . 10
       Total Returns . . . . . . . . . . . . . . . . . . . . . . 11
       Other Performance Data. . . . . . . . . . . . . . . . . . 12

  LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . 12

  LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . 13

  EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

  SENIOR OFFICERS AND DIRECTORS OF BANNER LIFE INSURANCE COMPANY 13

  FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 15

                STATEMENT OF ADDITIONAL INFORMATION

                  FLEXIBLE PREMIUM VARIABLE ANNUITY

                            Issued through

                         BANNER LIFE VARIABLE
                           ANNUITY ACCOUNT


                              Offered by
                    BANNER LIFE INSURANCE COMPANY

                       1701 Research Boulevard
                      Rockville, Maryland 20850




  This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Annuity Policy (the
  "Policy") offered by Banner Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997 by calling (800) 638-7069, or by writing to
  Banner Life Insurance Company, 1701 Research Boulevard, Rockville,
  Maryland
  20850. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD
  BE
  READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND THE
  VARIABLE
  ACCOUNT.

                         Dated:  May 1, 1997

                  TABLE OF CONTENTS
                                                                   Page

  THE POLICY-GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . .3
       Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
       Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
       Right to Contest. . . . . . . . . . . . . . . . . . . . . . . .3
       Non-Participating Policy. . . . . . . . . . . . . . . . . . . .3
       Postponement of Payments. . . . . . . . . . . . . . . . . . . .3
       Misstatement of Age or Sex. . . . . . . . . . . . . . . . . . .4
       Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . .4
       Evidence of Survival. . . . . . . . . . . . . . . . . . . . . .4

  FEDERAL TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . . . .5
       Tax Status of the Policy. . . . . . . . . . . . . . . . . . . .5
       Taxation of Banner Life . . . . . . . . . . . . . . . . . . . .6

  INVESTMENT EXPERIENCE. . . . . . . . . . . . . . . . . . . . . . . .6
       Accumulation Units. . . . . . . . . . . . . . . . . . . . . . .7
       Annuity Payment Provisions. . . . . . . . . . . . . . . . . . .7

  STATE REGULATION OF BANNER LIFE. . . . . . . . . . . . . . . . . . .8

  ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . .8

  RECORDS AND REPORTS. . . . . . . . . . . . . . . . . . . . . . . . .9

  DISTRIBUTION OF THE POLICIES . . . . . . . . . . . . . . . . . . . .9

  CUSTODY OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .9

  HISTORICAL PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . .9
       Money Market Yields . . . . . . . . . . . . . . . . . . . . . .9
       Other Sub-Account Yields                                      10
       Total Returns . . . . . . . . . . . . . . . . . . . . . . . . 11
       Other Performance Data. . . . . . . . . . . . . . . . . . . . 12

  LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

  LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . 13

  EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

  SENIOR OFFICERS AND DIRECTORS OF BANNER LIFE INSURANCE COMPANY . . 13

  FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . 15

  In order to supplement the description in the Prospectus, the following provides additional information about Banner Life and the Policy which may be of interest to an Owner.

                  THE POLICY - GENERAL PROVISIONS

  Owner

  The Owner is entitled to the benefits, rights and privileges of ownership and can exercise the rights described in the Policy. The Owner can transfer ownership by Written Notice to Banner Life at its Administrative Office. The transfer will not affect the interest of a beneficiary. While the Annuitant is living, the Owner may assign the Policy (see Assignment, below).

  The Policy

  The Policy, attached riders, amendments, benefits, and the application, and any supplemental applications for additional amounts, form the entire contract. Only the President, a Vice President, or the Secretary of Banner
  Life may change or waive any provision in the Policy. Any changes or waivers must be in writing.

  Banner Life may change or amend the Policy if such change or amendment is necessary for the Policy to comply with or take advantage of any state or federal law, rule or regulation.

  Right to Contest

  Unless the Policyowner fails to pay the initial premium, Banner Life does not have the right to contest this policy.

  Non-participating Policy

  The Policy does not participate or share in the profits or surplus earnings of Banner Life. No dividends are payable on the Policy.

  Postponement of Payments

  Banner Life may postpone the calculation and payment of surrender values, loans, transfers or Death Benefits from the Variable Account if:

  (1) The New York Stock Exchange is closed on other than customary week-end and holiday closures, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); or

  (2) The SEC by order permits postponement for the protection of Policyholders; or

   (3) An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonable, or practicable, or it is not reasonable or practicable to determine the value of the net assets of the Variable Account.

  In addition, while it is Banner Life's current intent to process all transfers from Sub-Accounts immediately upon receipt of a transfer request,
  Banner Life reserves the right to delay effecting a transfer from a Sub-Account for up to seven days. Banner Life may delay effecting such a transfer to avoid severe disruptions to the Portfolios of the Fund if one of the Portfolios must sell portfolio securities in order to make funds available for large amounts of redemptions or transfers being made at the same time by or on behalf of Policyowners. If this happens, Banner Life will calculate the dollar value or number of units involved on or as of the date
  Banner Life receives a written transfer request, but will not process the transfer to the transferee Sub-Account or the General Account until a later date during the 7-day delay period when the Portfolio underlying the transferring Sub-Account obtains liquidity to fund the transfer request through sales of portfolio securities, new Premium payments, transfers by
  Policyowners or otherwise. During this delay period, the amount transferred will not be invested in a Sub-Account or the General Account.

  Banner Life may postpone the payment of proceeds or surrender values or transfers from the General Account for up to six months from the date Written
  Request for such is received at the Administrative Office. However, a partial surrender used to pay a premium on any Policy issued by Banner Life will not be postponed. Payments from the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared.

  Misstatement of Age or Sex

  If the annuitant's age or sex has been misstated, any payments under the Policy will be those the premiums paid would have purchased at the correct age or sex.

  Assignment

  During the lifetime of the Annuitant the Policyowner may assign any rights under the Policy as security for a loan or other reasons. This does not change the ownership of the Policy, but the rights of the Owner and any Beneficiary are subject to the terms of the assignments. An assignment will not be binding on Banner Life until a copy has been filed at its Administrative Office. Banner Life is not responsible for the validity of the assignment. An assignment may have tax consequences.

  Evidence of Survival

  Banner Life reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until Banner Life receives such evidence.

                        FEDERAL TAX MATTERS

  Tax Status of the Policy

  Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h)
  (Treas.
  Reg. 1.817-5) apply a diversification requirement to each of the Sub-Accounts of the Variable Account. The Variable Account, through the Fund and its Portfolios, intends to comply with the diversification requirements of the Treasury. Banner Life and the Fund have entered into an agreement regarding participation in the Fund that requires the Fund and its Portfolios to be operated in compliance with the Treasury regulations.

  Owner Control.

  In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced , in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policyowners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Banner Life therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Distribution Requirements. In order to be treated as an annuity contract for
  Federal income tax purposes, section 72(s) of the Code requires any Non-qualified Policy to provide that (a) if any Owner dies on or after the
  Maturity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Maturity Date, the entire interest in the Policy will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's
  "designated beneficiary" is the person designated by such owner as a Beneficiary and to whom ownership of the Policy passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner.

  The Policy contains provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Banner Life intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

  Similar rules may apply to a Qualified Policy.

  Taxation of Banner Life

  Banner Life at present is taxed as a life insurance company under part I of
  Subchapter L of the Code. The Variable Account is treated as part of Banner
  Life and, accordingly, will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. Banner Life does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes are incurred by Banner Life with respect to the Variable Account, Banner Life may make a charge to the Variable Account.

  Under current laws, Banner Life may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Variable Account.

                       INVESTMENT EXPERIENCE

  On any Valuation Day, the separate account value is equal to the totals of the values allocated to the Policy in each Sub-Account. The Account Value held in any Sub-Account is equal to the number of Sub-Account units allocated to this Policy multiplied by the Sub-Account accumulation unit value as described below.

  The number of Sub-Account units will increase when:

  (1)    Net premiums are credited to that Sub-Account; or

  (2) Transfers from other Sub-Accounts, or from the General Account, are credited to that Sub-Account.

  The number of Sub-Account units will decrease when:

  (1) A partial surrender, including the applicable surrender charge, is taken from that Sub-Account;

  (2) A proportion of the annual administrative charge is taken from that
         Sub-Account; or

  (3) A transfer is made from that Sub-Account to other Sub-Accounts or to the General Account.

  Accumulation Units

  Accumulation unit values are determined for each Sub-Account at the end of each Valuation Day before the transfer or allocation of any amounts to or from the Sub-Accounts. Each Sub-Account accumulation unit value may increase or decrease on each Valuation Day and is equal to the accumulation unit value for the Sub-Account at the end of the immediately preceding valuation period multiplied by the "Net Investment Factor" for the current valuation period.
  The Net Investment Factor is used to determine the value of Accumulation Units and Annuity Units.

  The Net Investment Factor for any Sub-Account for any valuation period is determined by dividing (1) minus (2) by (3) and then subtracting (4), where:

  (1) Is the value of the net assets of the shares of the investment company portfolio in which the Sub-Account invests, determined at the end of the valuation period;

  (2)  Is any reserve for taxes which we may consider necessary;

  (3) Is the value of the net assets of the shares of the Fund Portfolio in which the Sub-Account invests, determined at the end of the preceding valuation period; and

  (4) Is the charge for mortality and expense risks. The effective annual rate of this charge currently is 1.15% and it is guaranteed never to exceed 1.25% of the value of the net assets in the Sub-Account.

  Annuity Payment Provisions

  On the Valuation Day that the initial annuity payment is determined, the number of annuity units in each Sub-Account is determined by dividing the portion of the initial annuity payment allocated to the Sub-Account by the annuity unit value for that Sub-Account. Transfers between Sub-

  Accounts in
  the Separate Account may increase or decrease the number of annuity units in the Sub-Account. After the initial annuity payment, each subsequent annuity payment will be determined by the product of the number of annuity units and the annuity unit value of each Sub-Account. The annuity unit value of the
  Sub-Account is the product of (1), (2), and (3), where:

  (1)  Is the annuity unit value as of the preceding Valuation Day;

  (2) Is the net investment factor for the valuation period of the Sub-Account in the Variable Account; and

  (3) Is .9998926 per day of the valuation period. This is an adjustment corresponding to the assumed rate of 4% on a yearly basis, which is used
       in the calculation of the initial annuity payment.

  The valuation period is the period from the close of the immediately preceding Valuation Day to the close of the current Valuation Day.

                  STATE REGULATION OF BANNER LIFE

  Banner Life is subject to regulation by the Maryland Insurance
  Administration
  (Banner Life's state of domicile). An annual statement is filed with the
  Maryland Insurance Administration each year covering the operations and reporting on the financial condition of Banner Life as of December 31 of the preceding year. Periodically, the Maryland Insurance Administration or other authorities examine the reserves of Banner Life and certifies their adequacy.
  A full examination of Banner Life's operations is conducted periodically by the Maryland Insurance Administration.

  In addition, Banner Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate.
  Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

  A Policy is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.

                           ADMINISTRATION

  Banner Life will perform administrative services itself. Such services include issuance of the Policies, maintenance of records concerning the Policies, and certain valuation services.

  Banner Life may, at some time in the future, enter into an administration services agreement to secure administrative services from other sources. Services would be purchased on a basis which, in Banner Life's sole discre-tion, affords the best service at the lowest cost. Banner Life, however, reserves the right to select a provider of services which Banner Life, in its sole discretion, considers best able to perform such services in a satis-factory manner even though the costs for the service may be higher than would prevail elsewhere.

                        RECORDS AND REPORTS

  All records and accounts relating to the Variable Account will be maintained
  by Banner Life.  As presently required by the Investment Company Act of
  1940
  and regulations promulgated thereunder, Banner Life will mail to all Policyowners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policyowners will also receive confirmations of each financial transaction and any other reports required by federal or state law or regulation.

                    DISTRIBUTION OF THE POLICIES

  The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws.

  The Policies will be sold by individuals who are registered representatives of Banner Financial Services Group, Inc. ("Banner Financial"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with Banner Financial. Banner Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Banner Financial is an affiliate of Banner Life. The amount of commissions payable to Banner Financial in 1996, 1995, and 1994 were $309,375, $209,060, and $168,014 respectively.

                         CUSTODY OF ASSETS

  The assets of the Sub-Accounts of the Variable Account are held by Banner
  Life. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts and from Banner Life's general account assets. Banner Life maintains records of all purchases and redemptions of shares of the Fund held by each of the Sub-Accounts. Additional protection for the assets of the and Variable Account is afforded by Banner Life's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of Banner Life.

                    HISTORICAL PERFORMANCE DATA

  The Scudder Variable Life Investment Fund commenced operations in 1985, and therefore figures based on the Fund's past performance, adjusted for the charges under the Policies, may be advertised or otherwise made available.

  Money Market Yields

  Banner Life may from time to time disclose the current annualized yield of the Money Market Sub-Account, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Port-folio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Policy that are attributable to the hypothetical account.

  Banner Life may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The effective yield is calculated by compounding the unannualized base period return according to the following formula:

  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] - 1

  The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses.

  Other Sub-Account Yields

  Banner Life may from time to time advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account
  (except the Money Market Sub-Account) for 30-day periods.  The annualized
  yield of a Sub-Account refers to income generated by the Sub-Account over a
  specific 30-day period.  Because the yield is annualized, the yield generated
  by a Sub-Account during the 30-day period is assumed to be generated each 30-day
  period over a 12-month period. The yield is computed by: (i) dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following
  formula:

   Yield = 2 [(a - b + 1)^6 - 1]/cd


  Where:

  a      =   Net investment income earned during the period attributable to
             shares of the Sub-Account.

  b      =   Expenses accrued for the period.

  c      =   The average number of accumulation units outstanding during the
             period.

  d      =   The maximum offering price per accumulation unit on the last day
             of the period.

  Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Contingent Deferred Sales Charges that may be applicable to a particular Policy. Contingent Deferred Sales Charges range from 7.5% to 0% of the amount surrendered or the total premiums paid less prior partial surrenders, based on the Policy Year of surrender.

  The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Portfolio's investments and its operating expenses.

  Total Returns

  Banner Life may from time to time also advertise or disclose total returns
  for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided.
  Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

  Total returns will be calculated using Sub-Account Unit Values which Banner
  Life calculates on each Valuation Day based on the performance of the Sub-Account's underlying Portfolio, and the deductions for the Mortality and
  Expense Risk Charge and the Administrative Charges. Total return calcula-tions will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                  P(1 + T)^n  = ERV

  Where:

  P      =   A hypothetical initial payment of $1,000.
  T      =   Average annual total return.
  n      =   Number of years in the period.
  ERV  =   Ending redeemable value of a hypothetical $1,000 payment made at
           the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

  Other Performance Data

  Banner Life may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%.

  Banner Life may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent
  Deferred Sales Charge percentage will be 0%.

             CTR = (ERV / P) - 1

  Where:

  CTR  =   The cumulative total return net of Sub-Account recurring
  charges
           for the period.


  ERV  =   The ending redeemable value of the hypothetical investment made at
           the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

  P      =   A hypothetical initial payment of $1,000.

  All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

                            LEGAL MATTERS

  Legal advice regarding certain matters relating to the federal securities laws applicable to the issuance of the Policy described in this Prospectus has been provided by Sutherland, Asbill & Brennan, Washington, D.C. All matters of Maryland law pertaining to the Policy, including the validity of the Policy and Banner Life's right to issue the Policy under Maryland Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Mark A. Canter, Vice President, Secretary & General
  Counsel of Banner Life.

                          LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Banner Life is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                               EXPERTS

  The consolidated financial statements of Banner Life Insurance Company as of
  December 31, 1996 and 1995, and for each of the three years in the period ended
  December 31, 1996, and the financial statements of the Banner Life
  Variable
  Annuity Account as of December 31, 1996 and for each of the two years in the period then ended included in this Prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



    SENIOR OFFICERS AND DIRECTORS OF BANNER LIFE INSURANCE COMPANY

  Name and Position                         Principal Occupation
  with Banner Life<F1>                      Last Five Years

  Mark A. Canter                            Vice President, Secretary &
    Vice President, Secretary               General Counsel
    and General Counsel                     Banner Life

  Barbara A. Esau                           Vice President - Human
  Resources
    Vice President and                      Banner Life
    Director

  Robert E. Freeman                         President and Chief Operating
  Officer
  Director                                  (now retired)
                                            William Penn Life Insurance
  Company
                                            of New York,
                                            Garden City, New York

  <F1>
  1 The principal business address of each person listed, unless otherwise indicated, is Banner Life Insurance Company, 1701 Research Boulevard, Rockville, Maryland, 20850.

  Gene R. Gilbertson                        Senior Vice President,
    Senior Vice President, Chief            Banner Life
    Financial Officer, Treasurer and
    Director

  Dewey D. Goodrich, Jr.                    Senior Vice President -
  Information
  Senior Vice President and                 Systems and Services
  Director                                  Legal & General America, Inc.
  (1995)
                                            Vice President - Information
  Services
                                            Interstate Assurance Company
                                            Des Moines, Iowa

  Robert L. Hill                            Vice President & Controller
  (1993)
   Vice President                           Assistant Controller
                                            Banner Life

  Bentti O. Hoiska                          Chief Investment Officer and
  Executive Vice President                  Executive Vice President
  and Director                              Legal & General America, Inc.
  (1995)
                                            Principal
                                            State Street Global Advisors
                                            Boston, Massachusetts

  David S. Lenaburg                         President and Chief Executive
    Chairman, President and                 Officer
    Chief Executive Officer and             Banner Life
    Director

  Charles A. Lingaas<F2>                    Senior Vice President,Customer
  Service
    Senior Vice President and               William Penn Life Insurance
  Company
    Director                                of New York
                                            Garden City, NY

  Otto P. Maracello<F2>                     Senior Vice President -
  Underwriting
    Senior Vice President and               William Penn Life Insurance
  Company
    Director                                of New York

  Vincent R. McLean                         Retired
    Director

  <F2>
  2 100 Quentin Roosevelt Boulevard, Garden City, NY 11530

  Michael D. Mullaney                       Vice President - Corporate
  Taxation
    Vice President                          Legal & General America, Inc.

  David J. Orr                              Senior Vice President, Sales
    Senior Vice President                     Banner Life
    and Chief Actuary


                         FINANCIAL STATEMENTS

  The consolidated financial statements of Banner Life which are included in this Statement of Additional Information should be considered only as bearing on the ability of Banner Life to meet the obligations under the Policies.
  They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                               BANNER LIFE
                         VARIABLE ANNUITY ACCOUNT
                     REPORT AND FINANCIAL STATEMENTS
                   FOR THE YEAR ENDED DECEMBER 31, 1996

                    REPORT OF INDEPENDENT ACCOUNTANTS



  March 14, 1997

  To the Board of Directors and Shareholder of Banner Life Insurance Company and Contract Owners of
    The Banner Life Variable Annuity Account



  In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of The Banner Life Variable
  Annuity Account and the Money Market, Balanced, Bond, Capital Growth and International subaccounts thereof at December 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of Banner Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares held at December 31, 1996 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


  /s/ Price Waterhouse LLP

                     BANNER LIFE VARIABLE ANNUITY ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                            AS OF DECEMBER 31, 1996


                                                        Subaccounts

                               Money
  Capital
                               Market     Balanced         Bond
  Growth     International     Total
  ASSETS

  Money Market Fund, 490,816.6
  shares at net asset value
  of $1.00 per share (cost
  $490,817)                  $490,817
                      $490,817

  Balanced Fund, 284,306.6
  shares at net asset value of
  $11.61 per share
  cost $2,636,454)                        $3,300,800
                      3,300,800

  Bond Fund, 47,979.2 shares
  at net asset value of
  $6.73 per share (cost $320,221)                         $322,900
                      322,900

  Capital Growth Fund, 151,240.1
  shares at net asset value
  of $16.50 per share
  (cost $1,956,928)
  $2,495,462                  2,495,462

  International Fund, 111,499.9
  shares at net asset value of
  $13.25 per share (cost
   $1,234,468)
      $1,477,374      1,477,374

  Fund receivable                         36,397
      9,988           46,385

  Total assets               490,817      3,337,197       322,900
  2,495,462   1,487,362       8,133,738

  LIABILITIES AND NET
  ASSETS

  Administrative expense fee
  payable                    206          2,209           206       1,592
      925             5,138

  Mortality and expense
  risk fee payable           5,003        98,307          10,868    68,911
      43,904          226,993

  Total Liabilities          5,209        100,516         11,074    70,503
      44,829          232,131

  Net assets                 $485,608     $3,236,681      $311,826
  $2,424,959  $1,442,533      $7,901,607

  Number of units
  outstanding                386,380      2,076,499       247,053
  1,241,979   994,670

  Net asset value per unit   $1.26        $1.56           $1.26     $1.95
      $1.45

  The accompanying notes are an integral part of these financial statements.

                     BANNER LIFE VARIABLE ANNUITY ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                         Subaccounts
                              Money
  Capital
                              Market        Balanced        Bond
  Growth       International   Total

  NET INVESTMENT INCOME

  Dividends                  $6,885       $ 90,906         $28,806
  $31,204       $33,474        $191,275
  Mortality and expense
  risk fee                   1,409        38,802           3,587
  29,219        16,421         89,438

  Net investment income      5,476        52,104           25,219
  1,985         17,053         101,837


  REALIZED AND
  UNREALIZED INVESTMENT
  GAIN (LOSS)

  Net realized gain (loss)
  on investments             -            77,257           (309)
  89,572        20,164         186,684
  Net realized gain
  distributions              -            93,618           -
  199,030       -              292,648

  Change in unrealized
  investment gains (losses)  -            129,607          (19,919)
  166,422       147,402        423,512

  Net gain (loss) on
  investments                -            300,482          (20,228)
  455,024       167,566        902,844

  Net increase in net assets
  resulting from operations  $5,476       $352,586         $4,991
  $457,009      $184,619       $1,004,681

  The accompanying notes are an integral part of these financial statements.



  BANNER LIFE VARIABLE ANNUITY ACCOUNT
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                             Money Market
  Balanced              Bond
                                              Subaccount
  Subaccount        Subaccount
                                         1996       1995      1996
  1995      1996    1995

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS

  Net investment income (loss)            $5,476   $4,749   $52,104
  $58,125    $25,219  $17,787

  Net realized gain (loss) on
    investments                           -        -        77,257
  (2,967)    (309)    (3,625)

  Net realized gain distributions         -        -        93,618
  18,799     -        -

  Change in unrealized
    investment gains (losses)             -        -        129,607
  628,873)   (19,919) 37,640

  Net increase in net assets resulting
    from operations                       5,476    4,749    352,586
  702,830    4,991    51,802

  UNIT TRANSACTIONS

  Proceeds from units issued              -        474      58,282
  96,202     6,096    8,035
  Net asset value of units
    redeememed                            (2,310)  (44)     (593,974)
  (178,965)  (10,756) (18,699)
  Net asset value of units redeemed
    for administrative expenses           (161)    (129)    (3,627)
  (6,302)    (238)    (577)
  Transfer from (to) other
    subaccounts                           380,007  (4,752)  (1,439)
  58,545     (14,313) (13,903)
  Transfer from (to) General Account      2,300    -        28,198
  (19,965)   517      -

  Increase (decrease) in net assets
    from unit transactions                379,836  (4,451)  (512,560)
  (50,485)   (18,694) (25,144)

  Total increase (decrease)
   in net assets                          385,312  298      (159,974)
  652,345    (13,703) 26,658

  NET ASSETS

  Beginning of year                       100,296  99,998   3,396,655
  2,744,310  325,529  298,871
  End of year                             $485,608 $100,296 $3,236,681
  $3,396,655 $311,826 $325,529



  The accompanying notes are an integral part of these financial statements.


                                        Capital Growth
  International
                                        Subaccount            Subaccount
            Total
                                         1996       1995       1996
  1995       1996      1995
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS

  Net investment income (loss)            $1,985     ($7,833)   $17,053
  ($9,382)   $101,837   $63,446

  Net realized gain (loss) on
    investments                           89,572     (21,677)   20,164
  11,604     186,684    (16,665)

  Net realized gain distributions         199,030    57,211     -
  -          292,648    76,010

  Change in unrealized
    investment gains (losses)             166,422    442,452    147,402
  137,377    423,512    1,246,342

  Net increase in net assets resulting
    from operations                       457,009    470,153    184,619
  139,599    1,004,681  1,369,133

  UNIT TRANSACTIONS

  Proceeds from units issued              45,487     192,991    35,678
  128,480    145,543    426,182
  Net asset value of units redeemed       (142,303)  (70,351)   (98,965)
  (106,372)  (848,308)  (374,431)
  Net asset value of units redeemed
    for administrative expenses           (3,019)    (4,423)    (1,982)
  (3,322)    (9,027)    (14,753)
  Transfer from (to) other
    subaccounts                           (331,718)  195,622    (32,537)
  (235,512)  -          -
  Transfer from (to) General Account      33,867     (555)      6,210
  (24,305)   71,092     (44,825)

  Increase (decrease) in net assets
    from unit transactions                (397,686)  313,284    (91,596)
  (241,031)  (640,700)  (7,827)

  Total increase (decrease)
   in net assets                          59,323     783,437    93,023
  (101,432)  363,981    1,361,306

  NET ASSETS

  Beginning of year                       2,365,636  1,582,199  1,349,510
  1,450,942  7,537,626  6,176,320
  End of year                             $2,424,959 $2,365,636 $1,442,533
  $1,349,510 $7,901,607 $7,537,626

  The accompanying notes are an integral part of these financial statements.


                     BANNER LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

  NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

  The Banner Life Variable Annuity Account (the Account) is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.
  The Account invests in shares of the Scudder Variable Life Investment
  Fund
  (the Fund), a mutual fund of the series type. The Account contains five subaccounts - Money Market, Balanced, Bond, Capital Growth and International.
  The assets of each subaccount are held separate from the assets and liabilities of the other subaccounts. The operations of the Account are part of Banner Life Insurance Company (the Insurance Company).
  The Account commenced operations on June 1, 1991.

  NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES


  The following is a summary of significant accounting policies consistently followed by the Account in conformity with generally accepted accounting principles.

  Use of estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Security valuation

  Investments are valued at the net asset value of fund shares held which approximates fair value.

  Security transactions and related investment income

  Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend distributions received from the Fund are reinvested in additional shares of the Fund, and dividend income is recorded on the ex-dividend date. Gains and losses from sales of investments are computed on the basis of average cost.

  Federal income taxes

  The operations of the Account are taxed as part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

  Annuity reserves

  The Account has no contracts receiving annuity payments at December 31, 1996.

  NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

  The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1996 and 1995 were as follows:

                                    Subaccounts

                   Money                          Capital
                   Market   Balanced     Bond      Growth  International

  1996:

  Purchases      $387,736   $285,113    $35,715    $313,650     $74,262
  Sales             2,348    647,359     25,639     480,533     141,456

  1995:

  Purchases       $61,530   $264,386    $43,421    $594,247    $233,276
  Sales            59,997    202,339    104,034     189,911     419,643

  NOTE 4 - RELATED PARTY TRANSACTIONS

  Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because the Insurance Company assumes the mortality risk and the expense risk under the contracts. The Insurance Company charges the Account assets for assuming those risks. For the year ended December 31, 1996 and 1995, the Account was charged an annual rate of 1.15% of net asset value for mortality and expense risk charges.

  The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

  The mortality risk is the risk that the cost of insurance charges specified in the policy may prove insufficient to meet actual claims.

  Funds received by the Account for the sale of Account units represent gross contract premiums received by the Insurance Company less any applicable premium taxes. There were no premium tax deductions in 1996 and 1995. No charge for sales distribution expense is deducted from premiums paid.

  The Insurance Company may apply a contingent deferred sales charge to any
  Account value surrendered in connection with a full or partial policy surrender in order to cover distribution expenses. The applicable contingent deferred sales charge percentage will depend upon the policy year. The account has been advised that contingent sales charges of $18,388 and $21,327 were charged to policyholders in 1996 and 1995, respectively.

  In order to cover the costs of administering the policies and the accounts, the Insurance Company deducts an annual administrative charge of $30 from the account value of each policy prior to the maturity date. Administrative charges were $9,027 and $14,753 in 1996 and 1995, respectively.

  Transfers may be made amongst the subaccounts and the general account of the
  Insurance Company. A transfer charge may be imposed for each transfer request.
  The charge will be deducted from the amount transferred to compensate the
  Insurance Company for the costs in effectuating the transfer. There is no charge for the first four transfers in each policy year, and a $15 charge is imposed on each additional transfer request. There were no transfer charges in 1996 and 1995.

  NOTE 5 - UNIT ACTIVITY

  Transactions in units of each subaccount were as follows:

                                 Subaccounts
                              Money                       Capital
                             Market  Balanced     Bond     Growth
  International

  Units outstanding at
       December 31, 1994     86,096  2,454,916   284,000 1,234,715
  1,261,525

  Units issued               13,723    125,701    14,199   271,885
  125,111
  Units redeemed            (17,238)  (159,416)  (35,649)  (56,768)
  (322,557)

  Units outstanding at
       December 31, 1995     82,581  2,421,201   262,550 1,449,832
  1,064,079

  Units issued              305,689     61,534     5,509    46,563
  31,288
  Units redeemed             (1,890)  (406,236)  (21,006) (254,416)
  (100,697)

  Units outstanding at
       December 31, 1996    386,380  2,076,499   247,053 1,241,979
  994,670

  BANNER LIFE INSURANCE COMPANY
  (an ultimate wholly-owned subsidiary
   of Legal & General Group Plc)
   FINANCIAL STATEMENTS FOR THE YEARS ENDED
   DECEMBER 31, 1996, 1995 AND 1994

   REPORT OF INDEPENDENT ACCOUNTANTS

   February 10, 1997


   To the Board of Directors and
    Shareholder of Banner Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related
    consolidated statements of income, of shareholder's equity and of cash flows
    present fairly, in all material respects, the financial position of
  Banner
    Life Insurance Company (an ultimate wholly-owned subsidiary of Legal & General Group Plc) and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity
    with generally accepted accounting principles.  These financial statements
    are the responsibility of the Company's management; our responsiblity is
    to express an opinion on these financial statements based on our audits.
    We conducted our audits of these statements in accordance with generally
    accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements
    are free of material misstatement.  An audit includes examining, on a test
    basis, evidence supporting the amounts and disclosures in the financial
    statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement
    presentation.   We believe that our audits provide a reasonable basis
  for
    the opinion expressed above.

    As discussed in Note 2, the Company, effective January 1, 1994, adopted
    Statement of Financial Accounting Standards No. 115, "Accounting for
  Certain
    Investments in Debt and Equity Securities."

    /S/ Price Waterhouse LLP

                         BANNER LIFE INSURANCE COMPANY
      (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                          CONSOLIDATED BALANCE SHEETS
                                  (in 000's)


  December 31,
                                                                1996
       1995
  ASSETS
  Investments:
    Fixed maturities:
      Available-for-sale, at market (amortized cost $1,397,210
       and $1,334,453)                                          $1,404,492
       $1,401,147
      Held-to-maturity, at amortized cost (market $191,489
       and $170,526)                                            190,877
       164,195
      Equity securities, available-for-sale, at market
       (amortized cost  $1,220 and $1,543)                      2,292
       2,878
      Mortgage loans                                            1,251
       1,574
      Policy loans                                              131,676
       129,070
      Other invested assets                                     398
       398
         Total investments                                      1,730,986
       1,699,262
  Cash and cash equivalents                                     106,843
       153,315
  Accrued investment income                                     25,229
       25,582
  Reinsurance recoverable                                       18,246
       25,420
  Property and equipment                                        6,080
       6,762
  Deferred policy acquisition costs                             195,067
       148,803
  Value of business in force                                    101,640
       101,457
  Goodwill and other intangibles                                37,846
       39,787
  Separate account assets                                       36,698
       23,933
  Other assets                                                  1,485
       8,632
    Total assets                                                $2,260,120
       $2,232,953

  LIABILITIES
  Life policy reserves                                          $
  280,732      $   286,510
  Policy account balances                                       1,394,931
       1,369,483
  Accident and health reserves                                  1,200
       1,353
  Unearned revenue reserve                                      3,209
       3,682
  Claim reserves                                                36,514
       42,678
  Deferred Federal income taxes                                 47,289
       49,580
  Accounts payable and accrued expenses                         5,742
       8,333
  Reinsurance ceded                                             6,956
       7,811
  Separate account liabilities                                  36,698
       23,933
  Other liabilities                                             28,732
       28,859
    Total liabilities                                           1,842,003
       1,822,222

  SHAREHOLDER'S EQUITY
  Common stock, $1 par value - 2,500,000 shares authorized, issued and
    outstanding                                                 2,500
       2,500
  Additional paid-in capital                                    233,659
       233,659
  Net unrealized investment gains                               2,210
       15,800
  Retained Earnings                                             179,748
       158,772
    Total shareholder's equity                                  418,117
       410,731
    Total liabilities and shareholder's equity                  $2,260,120
       $2,232,953

  The accompanying notes are an integral part of these financial statements.


                        BANNER LIFE INSURANCE COMPANY
      (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                      CONSOLIDATED STATEMENTS OF INCOME
                                  (in 000's)
                                                      For the Year Ended
  December 31,
                                                         1996
  1995         1994
  Insurance revenues:
     Life insurance premiums                              $ 39,386       $
  38,678     $41,855
     Universal life and investment product policy charges 50,863
  51,619       46,663
     Accident and health premiums                         277
  382          425
  Net investment income                                   121,563
  122,610      117,300
  Reinsurance allowance                                   12,137
  11,347       12,170
  Realized investment gains                               11,430
  18,264       974
  Other income                                            1,028
  726          1,229
     Total revenue                                        236,684
  243,626      220,616

  BENEFITS AND EXPENSES
  Benefits to policyholders and beneficiaries
     Life insurance benefits                              44,376
  57,247       53,745
     Universal life and investment product benefits       100,802
  98,072       84,850
     Accident and health benefits                         1,468
  415          439
  Change in policy and other reserves:
     Life                                                 (10,778)
  (13,527)     (5,851)
     Accident and health                                  (153)
  (62)         (42)
  Commissions                                             36,705
  40,087       46,588
  Expenses and taxes                                      38,547
  46,601       42,270
  Increase in deferred policy acquisition costs           (22,166)
  (17,725)     (31,179)
  Amortization of value of business in force              14,391
  5,532        1,010
  Amortization of goodwill and other intangibles          1,941
  1,941        1,941
            Total benefits and expenses                   205,133
  218,581      193,771

  Operating income before Federal income taxes            31,551
  25,045       26,845

  Provision for Federal income taxes:
         Current                                          5,451
  7,017        337
         Deferred                                         5,124
  1,382        8,715
            Total provision for Federal income taxes      10,575
  8,399        9,052

  Net income                                              $20,976
  $16,646      $17,793

  The accompanying notes are an integral part of these financial statements.

                         BANNER LIFE INSURANCE COMPANY
                     (an ultimate wholly-owned subsidiary
                         of Legal & General Group Plc)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in 000's)


                                                      Net
                                          Additional  Unrealized
         Total
                                Common    Paid in     Investment
  Retained     Shareholder's
                                 Stock    Capital    Gains (Losses)
  Earnings       Equity

  Balance at December 31, 1993    $2,500    $233,165   $1,107
  $130,633       $367,405
  Net income
  17,793         17,793
  Effect of adoption of SFAS 115
       on January 1, 1994                              7,056
          7,056
  Dividend payment to parent
  (6,300)        (6,300)
  Change in net unrealized
  (depreciation) on investments                        (18,663)
          (18,663)

  Balance at December 31, 1994    2,500     233,165    (10,500)
  142,126        367,291
  Net income
  16,646         16,646
  Shawfield, Inc. merger                    494
          494
  Change in net unrealized
   investment gains (losses)                           26,300
          26,300

  Balance at December 31, 1995    2,500     233,659    15,800
  158,772        410,731
  Net income
  20,976         20,976
  Change in net unrealized
   investment gains (losses)                           (13,590)
          (13,590)

  Balance at December 31, 1996    $2,500    $233,659   $2,210
  $179,748       $418,117

  The accompanying notes are an integral part of these financial statements.


                           BANNER LIFE INSURANCE COMPANY
    (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (in 000's)


                                                        Year ended
  December 31,
                                                         1996
  1995         1994
  Cash flows from operating activities:
     Net income                                          $20,976
  $16,646      $17,793
     Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation and amortization                     19,211
  10,729       5,965
       Realized investment gains                         (11,430)
  (18,264)     (974)
       Provision for deferred Federal income taxes       5,124
  1,382        8,715
       Decrease (increase) in accrued investment income  353
  1,367        (2,178)
       Increase in deferred policy acquisition costs     (22,166)
  (17,725)     (31,179)
       Decrease (increase) in other assets               14,325
  (4,684)      2,846
       Increase in reserves                              12,880
  80,667       110,594
       (Decrease) increase in accounts payable and other
       liabilities                                       (3,581)
  12,645       (1,109)
       Total adjustments                                 14,716
  66,117       92,680

  Net cash provided by operating activities              35,692
  82,763       110,473

  Cash flows from investing activities:
     Proceeds from sale of securities                    5,503,134
  2,625,802    84,501
     Maturities of securities                            465
  8,415        36,400
     Purchases of securities                             (5,582,917)
  (2,612,530)  (189,628)
     Purchases of property and equipment, net            (240)
  (823)        (525)
     (Increase) decrease in policy loans                 (2,606)
  1,295        (2,669)

  Net cash (used in) provided by investing activities    (82,164)
  22,159       (71,921)

  Cash flows from financing activities:
       Dividend paid to parent                           -             -
          (6,300)
       Capital Contribution - Shawfield, Inc. merger     -             494
          -
  Net cash provided by (used in) financing activities    -             494
          (6,300)

  Net (decrease)increase in cash and cash equivalents    (46,472)
  105,416      32,252
  Cash and cash equivalents at beginning of year         153,315
  47,899       15,647

  Cash and cash equivalents at end of year               $   106,843   $
  153,315   $  47,899

  The accompanying notes are an integral part of these financial statements.

                 BANNER LIFE INSURANCE COMPANY
                 (an ultimate wholly-owned subsidiary
                    of Legal & General Group Plc)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

  NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

  Banner Life Insurance Company (the Company) is a wholly-owned subsidiary of
  Legal & General America, Inc. (Legal & General America), which, in turn, is an ultimate wholly-owned subsidiary of Legal & General Group Plc (Legal & General).

  On December 31, 1995, the Company's parent, Legal & General Life
  Insurance
  Company of America, Inc. (Legal & General Life), merged with its parent Legal & General
  America, Inc., a Delaware corporation. Legal & General America now owns all outstanding shares of Banner. Full control of Legal & General America ultimately resides with Legal & General.
  Legal & General was founded in 1836 and is a United Kingdom company with primary insurance activities in pension, accident, life and general insurance.

  The Company operates predominantly in the individual traditional life, universal life and annuity markets of the life insurance industry and has two wholly-owned subsidiaries: William Penn Life Insurance Company of New York (William Penn New York)and Group Concepts, Inc. (Group Concepts) which in turn wholly-owns Banner Financial Services Group, Inc. The Company and its life insurance subsidiary, William Penn New York, on a combined basis are licensed to transact business in every state except Maine.

  On September 30, 1996, two wholly-owned subsidiaries of the Company, European
  Life Insurance Company and First British American Life Insurance Company, were dissolved. The assets of the dissolved companies were distributed to the Company.

  On December 31, 1995, Shawfield, Inc. (an ultimate wholly-owned subsidiary of Legal & General) was merged into Group Concepts. The merger is expected to provide additional operating and investment opportunities to the Company.
  Shawfield's income and net assets in 1995 and 1994 were immaterial.

  NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

  The significant accounting policies followed by the Company and its consolidated subsidiaries are described below.

  Basis of Financial Reporting

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period.
  Actual results could differ from those estimates.

  The accompanying financial statements have been prepared in accordance with
  generally accepted accounting principles.  These accounting principles differ
  in many respects from the statutory accounting practices applicable to the
  Company and its life subsidiaries which are prescribed or permitted by regulatory authorities and are primarily designed to demonstrate solvency.
  Under statutory reporting practices, statutory capital and surplus of the
  Company, including equity investments in subsidiaries, at December 31,
  1996
  and 1995 was $129,888,000 and $95,277,000 respectively. Statutory net income of the Company was $31,103,000, $11,981,000 and $2,081,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

  The maximum amount of dividends that may be paid by State of Maryland insurance companies to shareholders without prior approval of the Insurance
  Commissioner is subject to restrictions relating to statutory capital and surplus and statutory gains from operations. The maximum dividend payout which may be made in 1997 without prior approval is $32,473,000.

  Regulatory risk-based capital rules require a specified level of capital depending on the types and quality of investments held, the types of business written and the types of liabilities maintained.  Depending on the ratio of
  an insurer's surplus to its risk-based capital, the insurer could be subject
  to various regulatory actions ranging from increased scrutiny to conservatorship. The Company's risk-based capital ratios for 1996 and 1995 are significantly above the regulatory action levels.

  Basis of Consolidation

  The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

  Investments

  At January 1, 1994, the Company adopted Statement of Financial
  Accounting
  Standards No. 115, "Accounting for Certain Investments in Debt and
  Equity
  Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Accordingly, fixed maturities (comprised of bonds and redeemable preferred stocks) which the Company has both the ability and intent to hold to maturity are stated at amortized cost. Fixed maturities and equity securities which have been identified as available for sale are reported at fair value. Unrealized holding gains or losses for the securities classified as available for sale are reported in shareholder's equity, net of the effect of the gains or losses on deferred acquisition costs and value of business in force, as well as net of deferred Federal income tax. Fixed maturities reported at amortized cost are reduced to estimated net realizable value when necessary for impairments in value considered to be other than temporary. Implementation of this statement increased shareholder's equity by $7,056,000, net of deferred policy acquisition costs, value of business in force and deferred Federal income tax.

  Mortgage loans on real estate are stated at unpaid balances adjusted for amortization of discount. Policy loans are carried at the aggregate of unpaid balances with interest. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These are consistent with the current interest rate and economic environment.

  Interest on bonds and policy loans is recorded as income when it is earned.
  Purchase premium or discount is amortized over the life of the investment utilizing the effective interest method. Realized gains and losses are reported as a component of revenue based upon specific identification of the investments sold. When impairment of the value of an investment is considered other than temporary, the decrease in value is reported as a realized investment loss and a new cost basis is established.

  Cash Equivalents

  The Company considers short-term investments with original maturities of three months or less to be cash equivalents.

  Reinsurance

  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts.

  Amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  Property and Equipment

  Property and equipment is stated at cost less accumulated depreciation. Depreciation is charged to operations using the straight-line method over their estimated useful lives of twenty-five years for the Company's building and five to ten years for furniture, equipment and automobiles. Gains and losses upon disposition are included in other operating income.

  Separate Accounts

  The separate account assets and liabilities reflected in the financial statements represent funds for which the holder of the policy or contract, rather than the Company, bears the investment risk. These include separately administered group retirement annuity contracts, variable universal life and variable annuity products. Such amounts are stated at market value.

  Deferred Policy Acquisition Costs

  The costs of acquiring new business, principally commissions, and certain policy underwriting and issue costs, all of which vary with and are primarily related to the production of new business, have been deferred.

  Deferred policy acquisition costs for traditional life policies are amortized through the use of factors in a manner which charges each year's operations with costs in proportion to the receipt of policy premiums. The factors were developed consistent with the same assumptions as to interest, mortality and withdrawals used in computing the liability for future policy benefits.

  Deferred policy acquisition costs for universal life-type and investment-type policies are amortized in relation to the present value of estimated gross profits from the related contracts. The Company annually performs analyses of actual experience on each block of business with respect to interest rates, mortality, terminations and expenses, and adjusts the amortization and the assets accordingly.

  The Company incurred and deferred total policy acquisition costs of $46,832,000, $40,214,000, and $42,628,000 for the years ended December
  31,
  1996, 1995 and 1994, respectively. The related amortization expense was $24,666,000, $22,489,000, and $11,449,000 in 1996, 1995 and 1994,
  respectively.

  Value of Business in Force

  The value of business in force represents the remaining unamortized portion of actuarially determined fair market values of blocks of business, including the Company's original block of business, valued at acquisition date.

  Amortization of the value of business in force for traditional life blocks of business is based on factors developed using the defined valuation premium method to estimate the value of business in force at durations subsequent to the purchase date. The value of business in force for the interest sensitive blocks of business is amortized in relation to the present value of estimated gross profits from the related purchased blocks of business. The Company annually performs analyses of actual experience on each block of business with respect to interest rates, mortality, terminations and expenses, and adjusts the amortization and the value of business in force accordingly.


  Goodwill and Other Intangibles

  Goodwill represents the excess of acquisition cost over the net fair value of assets acquired and liabilities assumed in the acquisition of the Company's subsidiaries. Goodwill and other intangible assets are amortized by the straight-line method over the periods ranging from 5 to 40 years.

  On a periodic basis, the Compnay estimates the future undiscounted cash flows of the businesses to which goodwill relates, in order to ensure that the carrying value of goodwill has not been impaired. Accumulated amortization was $26,783,000 and $24,842,000 as of December 31, 1996 and 1995,
  respectively.

  Reserve for Life Policies

  The reserve for individual traditional life policies is primarily computed utilizing the net level premium method based upon assumptions regarding interest rates, mortality and withdrawals, including provisions for unfavorable deviations from such assumptions. Level interest rates of 9.0%,
  7.0% or 6.25% for certain products are assumed for all years of issue. For all other products, a graded scale is assumed which begins at rates ranging from 8.5% to 10.0% and grades to rates ranging from 7.0% to
  8.0% over periods of five to twenty years. Mortality assumptions are based on multiples of the 1965 - 1970 and 1975 - 1980 select and ultimate tables.
  The multiples vary with the characteristics of the risks assumed and are adjusted for non-smoker mortality where applicable.

  The reserves for universal life-type policies consist primarily of the accumulated policy account balances computed utilizing the retrospective deposit method based upon policy account values as defined in the contracts before surrender charges.

  Recognition of Premium Revenue and Costs

  For individual traditional life policies, premiums are recognized as income when due. Benefits and expenses associated with such premiums are allocated over the life of the policies. This allocation is accomplished by means of the reserving method and the amortization of deferred policy acquisition costs.

  For universal life-type policies, revenues are generally recognized as mortality, expense and surrender charges and are assessed against universal life-type policyholder account balances, while excess policy loads are earned over the life of the policy. For annuity contracts, revenues are recognized as policy loads and expense charges are assessed against annuity contract holder account balances. Benefits expense consists of interest credited to the policy account balances and benefit claims incurred in excess of policy account balances. Such expenses are recognized as incurred.

  Claim reserves include amounts for claims in course of settlement and claims incurred but not reported.

  Unearned Revenue Reserve

  Amounts assessed against policyholder account balances as front-load charges are accounted for as unearned revenues and are credited to income in the same manner as deferred policy acquisition costs are amortized.

  Income Taxes

  The Company accounts for certain income and expense items differently for financial reporting and income tax purposes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates and laws.

  Reclassification

  Certain prior year amounts were reclassified to conform to current year presentation.


  NOTE 3 - REINSURANCE

  During 1996, the Company increased its retention limit from $200,000 to $250,000 for each life insured. Business purchased from Monarch is currently subject to retention limits up to $400,000, although a spread loss reinsurance treaty (coinsurance basis) is in effect, which reduces the net liability to a $200,000 retention limit.

  The principal reinsurance treaties of William Penn New York function to distribute the risk among William Penn New York and the reinsurance pool members, of the first dollar of insurance issued up to a retention limit of $250,000. These risks are ceded principally under treaties with pools each consisting of four or five reinsurance companies. The universal life products are reinsured on a yearly renewable term basis while the term insurance products are reinsured on a coinsurance basis. Each five member and four member pool functions to share proportionately in the reinsurance at
  16.67% and 20% of the policy face amount up to William Penn New York's retention limit and at 20% and 25% of the policy face amount in excess of
  William Penn New York's retention limit, respectively.

  Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurers' insolvencies. Reinsurance recoverables with a carrying value of $18.2 million and $25.4 million were associated with five reinsurers who compose 57% and
  68% of all reinsurance activities of the Company at December 31, 1996 and 1995, respectively. The Company holds collateral under related reinsurance agreements in the form of letters of credits and trust agreements totaling
  $110.5 million that can be drawn on for amounts that remain unpaid for more than 120 days.

  Approximately 63%, 64% and 64% of the amount of life insurance in force at
  December 31, 1996, 1995 and 1994, respectively, was reinsured.

  The effect of reinsurance on premiums earned and benefits incurred for the years ended December 31, 1996, 1995 and 1994 are as follows (in 000's):

                                                    Year Ended December
  31,
                                                1996       1995
  1994
  Direct premiums and amounts assessed against
   policyholders                             $172,412     $169,497
  $164,123
  Reinsurance assumed                           (841)          907
  1,001
  Reinsurance ceded                          (81,045)      (79,725)
  (76,181)
       Net premiums                         $  90,526    $  90,679   $
  88,943

  Direct benefits paid and assessed against
   policyholders                             $201,176     $216,934
  $190,581
  Reinsurance assumed                             133           80
  170
  Reinsurance ceded                          (54,663)     (61,280)
  (51,717)
            Net benefits                     $146,646     $155,734
  $139,034

  NOTE 4 - INVESTMENTS

  The sources of net investment income are summarized as follows (in
  000's):

                                             Year Ended December 31,
                                           1996        1995          1994
  Investment income:
    Fixed maturities                    $108,321      $111,052    $108,218

    Equity securities                        156           517         302

    Mortgage loans                           131           154         211

    Policy loans                           8,365         8,202       8,540

    Short-term investments                 6,080         4,663       1,581

    Other                                     52            80          29


  Gross investment income                123,106       124,668     118,881

  Less investment expense                (1,543)       (2,058)     (1,581)


  Net investment income                 $121,563      $122,610    $117,300



  Investment gains (losses) are summarized as follows (in 000's):
                                             Year Ended December 31,
                                           1996        1995          1994

  Realized investment gains (losses)
     Fixed maturities                  $  10,974      $ 18,127 $       708

     Equity securities                       468           182         278

       Other                                (12)          (45)        (12)

  Gross realized investment gains      $  11,430     $  18,264 $       974


  Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity, and the changes for corresponding
  years, are summarized as follows (in 000's):
                                           1996        1995          1994

  Balance, beginning of year             $15,800     $(10,500)     $ 1,107


  Change in net unrealized investment gains (losses):
     Fixed maturities                  $(59,427)      $139,725   $(71,595)
     Equity securities                     (251)           370       (713)

                                        (59,678)       140,095    (72,308)


  Changes in net unrealized investment gains (losses)
  attributable to:
     Deferred policy acquisition costs    24,098      (59,797)      31,692

     Value of business in force           14,575      (39,807)      22,764

     Deferred Federal income taxes         7,415      (14,191)       6,245

  Total change in net unrealized
  investment gains (losses)            $(13,590)      $ 26,300   $(11,607)

  Balance, end of year                 $   2,210      $ 15,800   $(10,500)

  The following tables provide additional information relating to fixed maturities and equity securities (in 000's):


  December 31, 1996                               Gross          Gross
  Fixed maturities:              Amortized     Unrealized     Unrealized
   Estimated
  Held-to-Maturity:                  Cost          Gains          Losses
       Fair Value
  Mortgage-backed                 $85,265           $858          $(561)
     $85,562

  Corporate                       54,862            870           (551)
     55,181

  U.S. Treasury securities and
   U.S. government and
   agency securities              47,235            439           (715)
     46,959

  Foreign governments             3,339             199           -
     3,538

  Redeemable preferred stock      176               73            -
     249

  Total held-to-maturity          $190,877          $2,439        $(1,827)
     $191,489

  Available-for-sale:
  Mortgage-backed                 122,263           374           (1,248)
     121,389

  Corporate                       1,124,273         15,349        (7,463)
     1,132,159

  U.S. Treasury securities and
   U.S. government and
   agency securities              111,145           512           (683)
     110,974

  Foreign governments             39,529            748           (307)
     39,970

  Total available-for-sale        $1,397,210        $16,983       $(9,701)
     $1,404,492

  Equity securities:
  Common stock                    $425              $190          -
     $615
  Preferred Stock                 795               882           -
     1,677
  Total equity securities         $1,220            $1,072        $-
     $2,292



  December 31, 1995                               Gross          Gross
  Fixed maturities:              Amortized     Unrealized     Unrealized
   Estimated
  Held-to-Maturity:                  Cost          Gains          Losses
       Fair Value
  Mortgage-backed                 $95,801           $2,587        $(28)
     $98,360

  Corporate                       37,893            1,812         -
     39,705

  U.S. Treasury securities and
   U.S. government and
   agency securities              26,988            1,538         -
     28,526

  Foreign governments             3,338             339           -
     3,677

  Redeemable preferred stock      175               83            -
     258

  Total held-to-maturity          $164,195          $6,359        $(28)
     $170,526

  Available-for-sale:
  Mortgage-backed                 $87,469           1,535         (132)
     $88,872

  Corporate                       1,120,807         59,734        (189)
     1,180,352

  U.S. Treasury securities and
   U.S. government and
   agency securities              82,599            2,500         (23)
     85,076

  Foreign governments             43,578            3,309         (40)
     46,847

  Total available-for-sale        $1,334,453        $67,078       $(384)
     $1,401,147

  Equity securities:
  Common stock                    $375              $-            $-
     $375
  Preferred Stock                 1,168             1,335         -
     2,503
  Total equity securities         $1,543            $1,335        $-
     $2,878


  The contractual maturity of debt securities at December 31, 1996 is shown below (in 000's):

                                           Held-to-Maturity
    Available-for-sale
                                          Amortized       Estimated
  Amortized       Estimated
                                            Cost          Fair Value
  Cost          Fair Value
  Due in one year or less                  $-            $-
  $15,984         $16,021
  Due after one year through five years    1,999         2,013
  482,542         485,273
  Due after five years through ten years   85,292        86,021
  541,141         543,003
  Due after ten years                      103,586       103,455
  357,543         360,195

  Total                                    $190,877      $191,489
  $1,397,210      $1,404,492

  Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call of prepayment penalties.

  The proceeds from sales of investments held-to-maturity of $11,052,000, $19,113,000 and $2,793,000 in 1996, 1995 and 1994, respectively, were generated by mortgage-backed security pay downs in 1996.
  Proceeds from these sales in 1995 and 1994 were generated by $1,358,000 and $1,756,000, respectively, of involuntary call activity, $1,702,000 and $1,037,000, respectively, of mortgage-backed security paydowns and $8,415,000 of matured securities in 1995. No gross gains were realized on these sales in 1996. Gross gains of $492,000 and $477,000 were realized in
  1995 and 1994, respectively. The securities had an amortized cost of $11,052,000, $18,621,000 and $2,316,000 in 1996, 1995 and 1994,
  respectively.
  On November 30, 1995, the Company transferred $247,182,000 of securities classified as held-to-maturity to the available-for-sale portfolio.
  As a result, unrealized gains on fixed maturities increased by
  $16,853,000
  in 1995.

  Proceeds from sales of investments in debt securities classified as available-for-sale were $1,895,233,000, $2,142,146,000 and $77,589,000 in 1996, 1995 and 1994, respectively. Gross gains of $25,397,000, $26,237,000 and $913,000 and gross losses of $10,703,000, $9,594,000 and $568,000 were realized on these sales in 1996, 1995 and 1994, respectively.

  Proceeds from the sales of debt securities classified as trading were $3,365,152,000 and $238,457,000 in 1996 and 1995, respectively. Gross gains
  of $4,725,000 and $1,226,000 and gross losses of $7,557,000 and $234,000 were realized on these sales in 1996 and 1995, respectively. No proceeds from the sales of debt securities were classified as trading in 1994.

  Proceeds from sales of all other securities were $2,113,040,000,
  $1,415,600,000
  and $4,119,000 in 1996, 1995 and 1994, respectively, comprised primarily of short term investments. Gross gains of $468,000, $182,000 and $278,000 were realized on these sales in 1996, 1995 and 1994, respectively.

  NOTE 5 - FINANCIAL INSTRUMENTS

  Fair Values of Financial Instruments

  Cash and cash equivalents: The carrying amount approximates fair value because of the short maturity of those instruments.

  Fixed-income securities: The fair values of fixed income securities are estimated based on quoted market prices for those or similar instruments.
  When there is no quoted market price, estimates of fair value are based on quotes from industry recognized rating services. Estimated fair values of these instruments are contained in Note 4 to the financial statements.

  Equity securities: The fair values are estimated based principally on quoted market prices. These securities are carried at fair value.

  Mortgage loans: The carrying amount approximates fair value, because the average interest rates on outstanding balances are similar to current market rates.

  Policy loans: Policy loans are issued with varying interest rates, depending on the terms of the insurance policies. Future cash flows are uncertain and difficult to predict. Accordingly, it was not practicable to estimate fair value of policy loans.

  Investment contracts: The carrying amount of $442,087,000 approximates fair values. The fair value of annuities in the payout phase is assumed to be the present value of the anticipated cash flows discounted at current interest rates. The fair value of annuities in the accumulation phase is assumed to be the contract holders' account value less surrender charge.

  Financial Instruments with Off-Balance Sheet Risk

  In 1996 and 1995, the Company entered into forward purchase contracts for mortgage-backed securities which provide for future receipt of securities at specified prices. The contracts are then closed prior to settlement without taking delivery of the securities. These instruments are treated as off-balance sheet items. No cash is required at inception, and the cash required at settlement is the notional value. The contract does not require collateral. Risk arises from the potential inability of counterparties to perform under the terms of the contracts and from changes in securities' values and interest rates. Changes in unrealized gains and losses on these contracts are included in earnings, with corresponding offsetting amounts reflected as assets or liabilities.

  At December 31, 1996, the Company had open forward purchase contracts for mortgage-backed securities which had a notional (contract) value of $75 million at an average price of $99.33. Net trading gains for 1996 related to forward purchase contracts was $298,000, including a $506,000 unrealized loss at December 31, 1996.

  At December 31, 1995, the Company had open forward purchase contracts for
  mortgage-backed securities which had a notional (contract) value of $70 million at an average price of $101.03 (for Banner Life securities) and $100.60 (for William Penn New York securities). The open contracts were closed in January 1996 at a gain of $825,000. Net trading gains for 1995 related to forward purchase contracts was $1,503,000 including $889,000, which was unrealized at December 31, 1995.

  NOTE 6 - FEDERAL INCOME TAXES

  The Company and its subsidiaries join in the filing of a life-nonlife consolidated Federal income tax return with Legal & General America. Each member in the consolidated return provides for income taxes under the provisions of an intercompany tax sharing agreement. The tax sharing agreement provides that loss companies are given credit to the extent that such losses reduce the consolidated tax liability. The utilization of operating losses of the nonlife companies are generally limited to thirty-five percent of the lesser of nonlife subgroup losses or current period life subgroup taxable income. William Penn New York will become eligible to join the life-nonlife consolidated Federal income tax return in 1995.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

  Significant components of the Company's deferred tax assets and liabilities as of December 31, 1996 and 1995 are as follows (in 000's):


                                                  1996            1995
  Deferred tax assets:
  Reserves                                        $(41,797)
  $(43,209)
  Pension and compensation accruals                   (544)
  (685)
  Net operating loss carryovers                    (13,552)
  (17,000)
  Other, net                                        (5,704)
  (2,439)
       Gross deferred tax assets                   (61,597)
  (63,333)

  Deferred tax liabilities:
       Insurance in force                          37,140
  40,822
       Policy acquisition costs deferred           52,149
  45,378
       Other, net                                   1,497
  1,198
       Valuation allowance                         17,000
  17,000
       Gross deferred tax liabilities             107,786
  104,398

  Net deferred tax liability before deferred       46,189
  41,065
     tax on unrealized investment gains

  Deferred tax on unrealized investment gains       1,100
  8,515

  Net deferred tax liability                      $47,289
  $49,580

  As discussed in Note 1, at December 31, 1995, Shawfield, Inc. was merged into
  Group Concepts. Shawfield, Inc. had net operating loss carryovers of approximately
  $50 million that are eligible to offset the future taxable income of Group
  Concepts and a deferred tax asset has been established for these loss carryovers. It is expected that the loss carryovers will be utilized in future periods. A valuation allowance has been established for these loss carryovers and will be reduced in future periods as such loss carryovers are utilized.

  The difference between the provision for income taxes and the amount of income tax determined by applying the applicable U.S. statutory Federal income tax rate to pre-tax income is due to the nondeductible expenses and the expenses related to acquisition activities, none of which are material in amount.

  Income taxes paid by the Company during 1996, 1995 and 1994 were $3,500,000,
  $2,700,000 and $1,400,000 respectively.

  NOTE 7 - EMPLOYEE BENEFIT PLANS

  Legal & General America maintains a non-contributory defined benefit pension plan (the Plan) covering substantially all full-time employees of the Company.

  Benefits under the Plan are based on years of service and compensation levels.
  The funding policies of the Plan are to contribute amounts that meet minimum funding requirements, but which do not exceed the maximum funding limits as currently determined under applicable tax regulations. The Plan has reached its funding limitation and, accordingly, the Company made no contribution to the Plan in 1996, 1995 and 1994.

  The following table sets forth the consolidated funded status of the Plan at
  January 1, 1996 and 1995 and the amount of prepaid pension cost included in the accompanying balance sheets at December 31, 1996 and 1995 (in 000's):

                                                        1996
  1995
  Actuarial present value of periodic benefit obligations:

    Vested                                              $7,106
  $6,441
    Nonvested                                              351
  340

        Accumulated benefit obligation                  $7,457
  $6,781

  Projected benefit obligation                          $8,010
  $7,351
  Plan assets at fair value                              9,450
  8,105

  Excess of Plan assets over projected benefit
  obligation                                             1,440
  754
  Unrecognized prior service cost                        (150)
  (171)
  Unrecognized net gain                                (1,091)
  (50)
  Unrecognized portion of net transition assets          (398)
  (518)

  (Accrued)/prepaid pension cost included in
  other assets                                          $(199)
  $15

  The consolidated net periodic pension cost for the Plan in 1996, 1995 and
  1994 included the following components (in 000's):

                                          Year Ended December 31,
                                          1996             1995
  1994
  Service cost                           $450             $347
  $379
  Interest cost                           540              493
  438
  Actual return on plan assets           (634)            (580)
  (546)
  Net amortization                       (142)            (142)
  (142)

  Pension cost                           $214             $118
  $129

  The assumptions used in the accounting for the Plan were as follows:

                                            1996           1995
  1994
  Discount rate                             7.25%         7.25%
  7.50%
  Rate of increase in compensation          6.00%         6.00%
  6.00%
  Expected long-term return on Plan assets  8.00%         8.00%
  8.00%


  The Company administers the pension plan funds for the group of companies.
  The Plan's assets are generally invested in U.S. Government securities, listed common stocks and investment-grade corporate bonds. The assets and liabilities of the Plan are included in the accompanying balance sheets as a component of separate account assets and liabilities.

  Legal & General America also maintains a voluntary defined contribution thrift plan (the thrift plan) available to substantially all eligible employees of the Company with one year of employment and 1,000 hours of service. Employees' contributions, up to the maximum of 6% of their defined compensation, were matched 100% by the Company in 1996, 1995 and 1994. The Company's contributions to the plan are charged to expense and amounted to $413,000, $505,000, and $454,000 in 1996, 1995 and 1994, respectively.

  NOTE 8 - COMMITMENTS

  William Penn New York entered into an operating lease effective March
  1992.
  The lease contains escalation provisions for operating expenses and taxes of four percent per year after 1993 and two renewable option terms of five years each. The base lease terminates in 2002. Annual rent expense incurred was $1,123,000, $1,065,000 and $1,047,000 in 1996 and 1995 and
  1994, respectively.
  Future minimum lease payments under the noncancellable operating lease are as follows (in 000's):

                      1997                    1,163
                      1998                    1,205
                      1999                    1,248
                      2000                    1,293
                      2001                    1,340
                      Thereafter                174

                      Total                  $6,423

  NOTE 9 - RELATED PARTY TRANSACTIONS AND PARENT COMPANY ACTIVITIES

  Notes receivable from affiliates, included in Other assets in the accompanying financial statements, include the following:

  December 31,
                                                                   1996
           1995
  Banner Life:
    Note receivable from Legal & General America,
      due December 1999 with interest at 7.8%,
      collateralized by the Legal & General Data Center
  $1,600,000      $1,600,000
    Accrued interest
  673,060         508,590
      Total
  $2,273,060      $2,108,590

  The Company had a net intercompany payable to affiliates of $287,000 at December 31, 1996 and a net intercompany receivable of $4,837,000 from affiliates at December 31, 1995.

  The Company paid cash dividends to its former parent company, Legal & General Life, totaling $6,300,000 on December 30, 1994.

  The Company allocated $441,000, $561,000 and $541,000 of general and administrative expenses to Legal & General America in 1996, 1995 and 1994, respectively. Legal & General America allocated $9,402,000, $12,003,000 and
  $10,807,000 of general and administrative expenses to the Company in 1996, 1995 and 1994, respectively.

  NOTE 10 - CONTINGENCIES

  In 1995, the Company, exclusive of its subsidiaries, was party to a purported class action suit alleging that the Company through one general agency, misrepresented its universal life insurance policies as investment products to elderly consumers. The case was settled in 1996 and full refunds of premium plus interest and certain incidental expenses were paid to certain qualifying policyowners. Pre-tax costs incurred for premium refunds and associated legal costs totaled $3.9 million.

                        PART C  - -  OTHER INFORMATION

  Item 24.                      Financial Statements and Exhibits

  (A) Financial Statements
  (B) Exhibits:
      (1)  Resolution of the Board of Directors of Banner Life Insurance
  Company
           authorizing establishment of the Variable Account.
            (2) Not Applicable.
            (3) (a)  Principal Underwriting Agreement by and between
  Banner Life
                     Insurance Company, on its own behalf and on the behalf of the
                     Variable Account, and Banner Financial Services
  Group, Inc.
                (b)  Form of Broker-Dealer Agreement.
            (4) Form of Policy for the Flexible Premium Variable
  Annuity.(2)
            (5) Form of Application for the Flexible Premium Variable
  Annuity.(2)
            (6) (a)  Articles of Incorporation of Banner Life Insurance
  Company.
                (b)  ByLaws of Banner Life Insurance Company. (3)
            (7) Not Applicable.
            (8) (a)  Participation Agreement by and between Banner Life
  Insurance
                     Company and Scudder Variable Life Investment Fund.(5)
                (b)  Participation Contract & Policy Agreement with
  Scudder Fund
                     Dist., Inc.(5)
                (c)  Reimbursement Agreement with Scudder, Stevens &
  Clark, Inc.4
            (9) (a)  Opinion and Consent of Counsel.(4)
                (b)  Consent of Counsel.
            (10)  Consent of Independent Accountants.(4)
            (11)  Not Applicable.
            (12)  Not Applicable.
            (13)  Schedules for Computation of Performance Data.
            (14)  Power of Attorney (5)

  (1) Filed with the initial filing of this Form N-4 Registration
  Statement
  (File No. 33-31308) on September 28, 1989.

  (2) Filed with Pre-Effective Amendment No. 1 of this Form N-4
  Registration
  Statement (File No. 33-31308) on January 24, 1990.

  (3) Filed with Post-Effective Amendment No. 1 of this Form N-4
  Registration
  Statement (File No. 33-31308) on April 11, 1990

  (4) Filed herewith.

  (5) Filed with Post-Effective Amendment No. 6 of this Form N-4
  Registration
  Statement (File No. 33-31308) on April 26, 1995




  Item 25.        Directors and Officers of the Depositor

  Name and Principal     Positions and Offices with
  Business Address1      Depositor

  Mark A. Canter         Vice President, Secretary and General Counsel

  Timothy E. Deal (2)    Director

  Barbara A. Esau        Vice President and Director

  Robert E. Freeman(3)   Director

  Gene R. Gilbertson     Senior Vice President, Chief Financial Officer,
                        Treasurer and Director

  Dewey D. Goodrich, Jr.   Senior Vice President and Director

  Robert L. Hill         Vice President and Controller

  Bentti O. Hoiska       Executive Vice President and Director

  David S. Lenaburg      Chairman, President & Chief Executive Officer

  Charles A. Lingaas(4)  Senior Vice President and Director

  Otto P. Marracello(4)  Senior Vice President and Director

  Vicent R. McLean(3)    Director

  Michael D. Mullaney    Vice President, Corporate Taxation

  David J. Orr           Senior Vice President and Director

  Joseph M. Sullivan(4)  Director

  ________________________
  (1) The principal business address of each person listed, unless other wise indicated, is Banner Life Insurance Company, 1701 Research
  Boulevard,
  Rockville, MD 20850.

  (2)    1015 15th Street, N.W., Suite 975, Washington, DC 20005

  (3) Messers. Freeman and McLean are both retired and thus have no principal business address.

  (4)   100 Quentin Roosevelt Boulevard, Garden City, NY 11530

  Item 26.    Persons Controlled by or Under Common Control with the
  Depositor or
              Registrant

  Companies under common control with the depositor are listed below were prepared on April 29, 1996.

                         Legal & General Group Plc


                                                      Country of
  Share
                                                      Incorporation
  Held

  Legal & General Finance Inc.                           United States
  100
  Legal & General Finance PLC                            England
  100
  Legal & General Financial Services Limited             England
  100
       Fairmount Group PLC                               England
  100
         Fairmount Stockbrokers Limited                  England
  100
            Fairmount Group Nominees Limited             England
  100
         Fairmount Capital Management Limited            England
  100
            Bell-Wild (Investment Managers) Limited      England
  100
            British Organizers Limited                   England
  100
            Fairmount Financial Services Limited         England
  100
            Fairmount Nominees Limited                   England
  100
            Fairmount-Wild Limited                       England
  100
            Investment & Estate Planning Services
              Limited                                    England
  100
            Individual Pension Funds Limited             England
  100
              IPF Nominees Limited                       England
  100
         Fairmount Trust plc                             England
  100

            Ginn Reijs Nominees Limited                  England
  100
         Fairmount Trustee Services Limited              England
  100
       Legal & General Estate Agencies Limited           England
  100
          (50% owned by LGASL)
         City & Urban Developments Limited                  England
  100
            Adam Kennedy Estate Agents Limited              England
  100
              Land & Company Limited                        England
  100
            C J Hole Limited                                England
  100
            C.J. Hole (Bristol) Limited                     England
  100
            Ellis & Co (Estate Agents) Limited              England
  100
              Ellis & Co. (Financial Services)
                 Limited                                      England
  100
              Ellis & Co (Interiors) Limited                  England
   100
              Ronald Preston & Partners Limited               England
   100
            Whitegates Estate Agency Limited                  England
   100
            William Parker and Son (Reading) Limited          England
   100
         Legal & General Franchising Limited                  England
   100
         Whitegates (Holdings) Limited                         England
   100
            Keys & Company Limited                             England
   100
            The Key Group Limtied                              England
   100
            Whitegates Financial Services Limited              England
   100
            Whitegates (Tyne & Wear) Limited                   England
   100
       Legal & General Financial Services Nominees
          Limited                                              England
   100
          (App to strike off)
  Legal & General Holdings Limited                             England
   100



                                                           Country of
  Share
                                                           Incorporation
  Held

  Legal & General Insurance Holdings Limited                   England
   100
       Legal and General Assurance Society Limited             England
   100
         Cogent (Holdings) Limited (50% owned by LGHL)         England
   100
            Cogen Environmental Limited                        England
    96
                   (Application made to Strike Off)
            Cogent Investments Limited                         Scotland
  85.80
            Cogent Instrumentation Limited                     England
  98.50
            Cogent Limited                                     England
   100
            Enterprise Capital Limited                         England
   100
                   (Application made to Strike Off)
              Cogent Management Limited                        England
   100
                  (Application made to Strike Off)
              Enterprise Capital Management Limited            England
   100
                  (Application made to Strike Off)
            London Biotechnology Limited                       England
    80
            European Life (Channel Islands) Limited            Guernsey
   100
         Legal & General Estate Agencies (FS) Limited          England
   100
         Legal & General Healthcare Limited                    England
   100
         Legal & General Investment Acquisitions Limited       England
   100
         Legal & General Investment Management (Holdings) Ltd  England
   100
            Daytonian Limited                                  England
   100
            Legal & General Assurance (Pensions Management)
                Limited                                        England
   100
            Legal & General Investment Management Limited      England
   100
            Legal & General (Portfolio Management Services)
                Limited                                        England
   100
            Legal & General Portfolio Mangers Limited          England
   100
            Legal and General Property Fund Managers Limited   England
    50
            Legal & General Property Limited                   England
   100
            Legal & General (Unit Trust Managers) Limited      England
   100
            Legal & General Ventures Limited                   England
   100
              LGV Candover Gellschaft fur Management Buy-      Federal
  Republic
                 Outs und Beteiligungen mbH                      of
  Germany   51
              Legal & General Ventures Partners Limited        England
   100
              Legal & General Ventures Underwriters Limited    England
   100
            Neonsystem PLC                                     England
   100
         Legal & General Insurance Limited                     England
   100
            Gresham Insurance Company Limited                  England
    90
            Legal & General Direct Limited                     England
   100
            Legal & General GI Computer Services Limited       England
   100
            Southgate Associates Limited                       England
   100
              Glanfield Securities Limited                     England
   100
                 Bridge End Computers Limited                  England
   100
              Legal & General Investment Trust Limited         England
   100



                                                          Country of Share
                                                             Incorporation
  Held

  Legal & General Insurance Holdings Limited
       Legal and General Assurance Society Limited


         Legal & General Mortgages Limited                     England
   100
         Legal & General Mortgage Services Limited             England
   100
            Residential Mortgages No1 Limited                  England
   100
         Legal & General Professional Trust Services Limited   England
   100
         Legal & General Share Scheme Trustees Limited         England
   100
         Legal and General (United Assurance) Limited          England
   100
         Legal and General (Unit Pensions) Limited             England
   100
         Lion Holdings Limited                                 England
  83.33
         Shelfco (No. 873) Limited                             England
   100
         The Cavendish Land Company Limited                    England
   100
            Lawgra (No. 240) Limited                           England
   100
            Paramount Realty Holdings Limited                  England
   100
              General Housing Company Limited                  England
   100
                  (Application made to Strike Off)
         Tringham Housing Limited                              England
   100
            Key Consultants Mortgages Nationwide Limited       England
   100
            Key Mortgage & Property Limited                    England
   100
            Key Surveyors Nationwide Limited                   England
   100
  Legal & General International (Holdings) Limited             England
   100
       Legal & General International Limited                   England
   100
         Banner Insurance Holdings Limited                     England
   100
            Legal & General Holdings (Overseas) Limited        England
   100
         Banner Life Insurance Company Limited                 England
   100
         Legal & General Netherlands Holdings B.V.             Holland
   100
            Banner International Holdings BV                   Holland
   100
            Legal & General Australia Limited                  Australia
   100
              Legal & General Financial Services Limited       Australia
   100
                 Banner Consultancy Services Limited           Australia
   100
                 Legal & General Corporate Support Limited     Australia
   100
                   Subscriber 1 Pty Limited                    Australia
   100
                   Subscriber 2 Pty Limited                    Australia
   100
                   Subscriber 3 Pty Limited                    Australia
   100
                   Subscriber 4 Pty Limited                    Australia
   100
                   Subscriber 5 Pty Limited                    Australia
   100
                 Legal & General Custodial Services Limited    Australia
   100


                                                            Country of
  Share
                                                           Incorporation
  Held

  Legal & General International (Holdings) Limited
       Legal & General International Limited
         Legal & General Netherlands Holdings B.V.
            Legal & General Austrialia Limited
              Legal & General Financial Services Limited


                 Legener (Australia) Pty Limited               Australia
   100
                 Legal & General Property Investment
                   Limited                                     Australia
   100
                 Legal & General Superannuation Services
                   Limited                                     Australia
   100
              Legal & General Life of Australia Limited        Australia
   100
                 Legal & General Properties No. 1 Pty
                    Limited                                    Australia
   100
                 Legal & General Properties No. 2 Pty          Australia
   100
                    Limited (In Liquidiation)
                 Legal & General Properties No. 3 Pty
                       Limited                                 Australia
   100
                 MicrOpay Pty Limited                          Australia
   100
            Legal & General America, Inc.                      United
  States 100
                   Banner Life Insurance Company (USA)         United
  States 100
                   Group Concepts Incorporated                 United
  States 100
                     Banner Financial Services Group,
                     Inc                                       United
  States 100
                   William Penn Life Ins. Co.
                      of New York                              United
  States 100
                 Banner Life Insurance Company of New York     United
  States 100
            Legal & General Finance Europe B.V.                Holland
   100
            Legal & General Holdings (France) SA               France
   100
              Legal & General Bank (France) S.A.               France
   100
                 Legal & General Bank Gestion S.A.             France
   100
              Legal & General (France) SA                      France
   100
                 Legal & General Risques Divers (France)
                    S.A.                                       France
   100
            Legal & General Nederland Levensverzekering        Holland
   100
              Maatschappij N.V.
              Legal & General Nederland Exploitatie            Holland
   100
                Maatschappij B.V.
              Legal & General Nederland Vastgoed               Holland
   100
                Maatschappij B.V.
            Legal & General Overseas Holdings B.V.             Holland
     0


  Item 27.    Number of Policyowners

  As of March 31, 1997, there were 322 Owners of the Policies.

  Item 28.    Indemnification

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnificatio n is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The By-Laws of Banner Life provide substantially as follows:

  All Directors and Officers, former Directors and Officers of Banner Life and any person who may have served at the request of Banner Life as a Director or Officer of any other corporation in which Banner Life owns stock or of which Banner Life is a creditor (and his heirs, executors or administrators) shall be indemnified by Banner Life against all costs and legal or other expenses, including costs or amount of settlement, reasonably incurred by or imposed upon them, or any of them, in connection with or resulting from any claim, action or proceeding, civil or criminal, in which they, or any of them, are made parties by reasons of being or having been
  Directors or Officers or a Director or Officer of Banner Life, or of such other corporation.

  The right of indemnification shall apply whether or not such Director or Officer or former Director or Officer or person indemnified is such at the time such costs or expenses are incurred or imposed. The right of indemnification shall not apply, however, in relation to matters as to which any such Director or Officer or former Director or Officer or person shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duty as such Director or
  Officer; provided, however, that an entry of judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty. If any such claim, action or proceeding is settled (by consent or otherwise), the determination in good faith by the Board of Directors that such claim, action or proceeding did not arise out of negligence or misconduct in the performance of his duty by the Director or Officer or former Director or Officer or person indemnified, and that such Director or Officer or former Director or Officer or person would not be held liable for such claim, action or proceeding, shall be necessary and sufficient to justify indemnification. The right of indemnification shall not be exclusive of any other rights to which those indemnified may be entitled under any statute, other by-law, agreement, vote of shareholders or otherwise.

  Item 29.    Principal Underwriter

                        Banner Financial Services Group, Inc.
                        1701 Research Boulevard
                        Rockville, Maryland  20850


  Directors and Officers of Principal Underwriter

  Name and Principal                   Positions and Offices with
  Business Address                         Underwriter

  Edward J. Bove                      Assistant General Counsel and
  Assistant
  Secretary

  Mark A. Canter                      Vice President, Secretary
                                        and General Counsel

  Gene R. Gilbertson                  Executive Vice President and
  Director

  Robert L. Hill                      Treasurer

  David S. Lenaburg                   Director

  David J. Orr                        President and Director









  Banner paid $309,375 in commissions to the underwriter in 1996.

  Item 30.    Location of Accounts and Records.

  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Banner Life Insurance Company at 1701 Research Boulevard, Rockville, Maryland 20850.

  Item 31.    Management Services.

  All management policies are discussed in Part A or Part B.

  Item 32.    Undertakings

  (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

  (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the
  Prospectus
       that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant
       can check to request a Statement of Additional Information.

  (c)  Registrant undertakes to deliver any Statement of Additional
  Information
       and any financial statements required to be made available under this
       Form promptly upon written or oral request to Banner Life at the address or phone number listed in the Prospectus.

  Section 403(b) Representation.

  Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on
  Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment
  Company Act of 1940, the registrant, Banner Life Insurance Variable
  Annuity
  Account, certifies that this
  amendment meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Rockville, State of Maryland on the 30th day of April, 1997.

                                      By: Banner Life Insurance Company
                                  (Depositor)

  Attest: /s/ Edward J. Bove'             By: /s/ Mark A. Canter
                                          David S. Lenaburg*
                                          Chairman, President &
                                              Chief Executive Officer
                                          Banner Life Insurance Company



  * Signed by Mark A. Canter pursuant to a power of Attorney signed by David S.
  Lenaburg on April 26, 1994 which was filed as an exhibit in Pre-Effective Amendment No. 1 to Form N-4 on June 24, 1994.

                           SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment
  Company Act of 1940, Banner Life Insurance Company certifies that this Amendment meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No.8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Rockville, State of Maryland on the 30th day of April 1997.


                                   Banner Life Insurance Company
                                   (Depositor)


  Attest: /s/ Edward J. Bove'           By:/s/ Mark A. Canter
                                       David S. Lenaburg*
                                       Chairman, President &
                                       Chief Executive Officer
                                                Banner Life Insurance
  Company

  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following Directors and Officers of Banner Life Insurance Company in the capacities and on the dates indicated.



  Signature                   Title              Date


  /s/ Mark A. Canter
  David S. Lenaburg*            Chairman, President &            April 30,
  1997
                                   Chief Executive Officer


  /s/ Gene R. Gilbertson
  Gene R. Gilbertson            Senior Vice President,           April 30,
  1997
                                   CFO, Treasurer and Director

  /s/Dewey D. Goodrich, Jr
  Dewey D. Goodrich, Jr          Director                         April
  30, 1997


  /s/Bentti O. Hoiska
  Bentti O. Hoiska               Director                        April 30,
  1997

  /s/Charles A. Lingaas
  Charles A. Lingaas             Senior Vice President           April 30,
  1997
                                 Administration and Director

  /s/ David J. Orr
  David J. Orr                  Senior Vice President,            April
  30, 1997
                                Chief Actuary and Director

  /s/ Barbara A. Esau
  Barbara A. Esau             Vice President                      April
  30, 1997
                                  and Director
  ___________________________________________________________
  * Signed by Mark A. Canter pursuant to a Power of Attorney signed by
  David S.
  Lenaburg on April 26, 1994 which was filed as an exhibit in Pre-Effective Amendment No. 1 to Form N-4 on June 24, 194.



  Exhibit   Description of                                       Page
    No.        Exhibit                                           No.

  (9)(b)   Consent of Counsel.

  (10)        Consent of Independent Accountants.

  April 29, 1997

  Banner Life Insurance Company
  1701 Research Boulevard
  Rockville, MD 20850


  Re:  Banner Life Variable Annuity Account
       Form N-4, File No. 33-31308

  Ladies and Gentlemen:

  With reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 filed by Banner Life Insurance Company and its Variable
  Annuity Account with the Securities and Exchange Commission covering individual variable annuity contracts, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

       1. Banner Life Insurance Company is duly organized and validly existing under the laws of the state of Maryland and has been duly authorized to issue variable life insurance contracts by the
  Maryland
       Insurance Administration.

       2. The individual variable annuity contracts, when issued as contemplated by said Post-Effective Amendment No. 8 to the
  Registration
       Statement on Form N-4, will constitute legal, validly issued and binding obligations of Banner Life Insurance Company.

  I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 8 to the
  Form N-4 Registration Statement Amendment for the Banner Life Variable
  Annuity
  Account.

  Sincerely,

  /s/ Mark A. Canter


  Mark A. Canter
  Vice President, Secretary
    and General Counsel

                  CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form N-4 of our report dated February 10, 1997, relating to the consolidated financial statements of Banner Life
  Insurance
  Company and of our report dated March 14, 1997 relating to the financial statements of Banner Life Variable Annuity Account, which appear in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.



  /s/ Price Waterhouse LLP

  PRICE WATERHOUSE LLP
  April 30, 1997